EXHIBIT 10.25

CONFIDENTIAL TREATMENT REQUESTED

MACROMEDIA

Domestic Distribution Agreement

This Distribution Agreement (the “Agreement”) between Macromedia, Inc., a Delaware corporation with principal offices at 600 Townsend St., San Francisco, California 94103 (“Macromedia”) and Ingram Micro, Inc. (“Distributor”), a California corporation, whose address is 1600 E. St. Andrew Place, P.O. Box 25125, Santa Ana, CA 92799-5125, shall be effective as of the date of execution by Macromedia (“Effective Date”).

In consideration of the representations, warranties, covenants and agreements set forth herein and intending to be mutually bound, the parties hereto agree as follows:

1. Definitions Capitalized terms shall have the meaning set forth in Exhibit A, attached hereto and incorporated herein by this reference.

2. Distribution Rights

2.1 During the term of this Agreement, Macromedia grants to Distributor the non-exclusive right and license to purchase and to distribute the Products, identified on Exhibit B, to Resellers located in the Territory.

2.2 Macromedia reserves the right at any time to discontinue the production or distribution of any of its Products, to modify the design of or upgrade its Products and to change its support, warranty, or other Product-related policies. Macromedia also reserves the right to add Products to or delete Products from Exhibit B, at any time, upon written notice to Distributor.

3. Price, Payment

3.1 Macromedia will charge Distributor the Purchase Price for the Products according to its Price List (see Exhibit B) in effect at the time of the order. Macromedia reserves the right to change its Purchase Prices at any time, upon written notice to Distributor, and shall provide thirty (30) days notice of any increase in Prices.

3.2 In the event Macromedia reduces the Purchase Price of any Product, Macromedia will credit to Distributor an amount equal to the product of (a) the difference between the new Purchase Price and the former Purchase Price for such Product, and (b) the number of units of such Product then in Distributor’s and its customers’ inventory plus (c) the number of units sold to Resellers thirty (30) days prior to the reduction provided that (i) the Resellers are entitled to price protection, and (ii) Distributor can provide evidence, within thirty (30) days of notification by Macromedia, that price production has been claimed by the Resellers for such units. In the event that Macromedia should raise the Purchase Price of any Product, Macromedia will honor each order made or mailed by Distributor before such price change becomes effective at the Purchase Price in effect when such order was made or mailed.

3.3 Payments on credit terms shall be made in accordance with Payment Terms, defined on Exhibit A. If Distributor does not qualify for credit terms, or upon prior agreement with Macromedia, Distributor shall prepay orders, after first contacting Macromedia to obtain the invoice total. Macromedia shall ship Products after receipt and clearing of full prepayment. Should Macromedia grant credit terms, Macromedia reserves the right to cancel or delay delivery of Products if Distributor fails to make timely payments for Products purchased under the Agreement or if Macromedia deems itself insecure. Failure to make timely payments shall be deemed to be a material breach of the Agreement, subject to the right to withhold as follows: Notwithstanding any other provision to the contrary, Distributor shall not be deemed in default if it withholds any specific amount to Macromedia because of a legitimate dispute between the parties as to that specific amount pending the timely resolution of the disputed amount.

3.4 Distributor shall use utilize commercially reasonable efforts to submit claims for a credit to Distributor’s account, upon any basis (e.g., for price protection, defective product returns, marketing activities, etc.) to Macromedia’s attention, in writing, within ninety (90) days of the event upon which the claim is based. Macromedia agrees to consider any claims brought thereafter on a case-by-case basis.

3.5 Macromedia’s prices do not include any foreign, federal, state or local sales, use, value added or other taxes, customs duties, or similar tariffs and fees which Macromedia may be required to pay or collect upon the delivery of the Products or upon collection of the price. Should any tax or levy be made, Distributor agrees to pay such tax or levy and indemnify Macromedia for any claim for such tax or levy demanded. Distributor covenants to Macromedia that all Products acquired hereunder will be for redistribution in the ordinary course of Distributor’s business, and Distributor agrees to provide Macromedia with appropriate resale certificate numbers and other documentation satisfactory for the applicable taxing authorities to substantiate any claim of exemption from any such taxes or fees.

4. Return of Discontinued Products; Stock Rotation

4.1 Discontinued Products Following the procedure set forth in Section 4.4 and on a dollar-for-dollar reorder basis, Distributor may return any and all discontinued Products in its inventory and discontinued Products returned to it by its Resellers, providing it does so within one hundred twenty (120) days of the release by Macromedia of the superseding Product or Macromedia’s notice of discontinuance of the Product, as applicable.

4.2 Stock Rotation Following the procedure set forth in Section 4.4 and on a dollar-for-dollar reorder basis Distributor may rotate its stock by returning up to ten percent (10%), in dollar value, of the previous calendar quarter’s purchases of Products, net of returns. Macromedia and Distributor will consider a higher stock rotation, on a case-by-case basis.

4.3 Defective Products Provided that the software media is returned, and no more often than once in any thirty (30) day period, Distributor may return any opened units of Product returned by Resellers or endusers: (a) in accordance with the terms of the Macromedia warranty set forth in the Enduser License accompanying the Product, or (b) due to the enduser’s failure to agree to the terms of the Enduser License accompanying the Products. Excepting the requirement that the Products be in sealed packaging, Distributor shall follow the procedure set forth in Section 4.4, and returns shall be on a dollar-for-dollar reorder basis.

4.4 Distributor shall request a Return Merchandise Authorization (“RMA”) number, offering a purchase order equal to or greater in value to the aggregate Purchase Price of the Products to be returned. Upon receipt of the purchase order, Macromedia shall issue an RMA number, which must accompany the return shipment. To be eligible for return, such Products must be new, unused and in their original, sealed packaging. Except for return of products under Sections 4.1 and 4.3, returns shall be at Distributor’s expense. However, no return will be accepted by Macromedia if, at the time of the requested return, Distributor is in default or breach of any provision of this Agreement, including without limitation failure to comply with any applicable credit terms or delinquency in any payment to Macromedia.

5. Orders and Shipping

5.1 Upon receipt of an order by Distributor, Macromedia shall use reasonable efforts to deliver such order to Distributor within ten (10) days of the date of such order. Orders shall be shipped F.O.B. Macromedia in accordance with the Ingram Micro Inc. Vendor Routing Guide, as set forth in Exhibit D, which may be amended by Distributor from time to time. Distributor shall use its best efforts in placing orders at least four (4) weeks in advance of the requested ship date. Macromedia requests that orders be placed at least four (4) weeks in advance of the requested date for shipment but in no event shall any order be placed more than ninety (90) days in advance of the requested ship date. All risk of loss or damage to the Products will pass to Distributor upon delivery by Macromedia to the carrier, freight forwarder, or Distributor, whichever occurs first. Macromedia shall ship orders to Distributor at least as promptly as Macromedia ships any other orders received at or about the same time. Should orders for Products exceed Macromedia’s available inventory, Macromedia may allocate its available inventory and make deliveries on a basis Macromedia deems equitable, in its sole discretion, and without liability to Distributor on account of the method of allocation chosen or its implementation. In any event, Macromedia will not be liable for any damages, direct, consequential, special or otherwise, to Distributor or to any other person for failure to deliver or for any delay or error in delivery of Products.

5.2 Distributor shall be required to purchase a quarterly minimum in the amounts set forth in Exhibit B. All orders for Products shall be subject to the minimum order quantity set forth in Exhibit B, and Distributor must maintain inventory equal in value to the average of the preceding four week’s sale of Product, or as may otherwise be agreed with Macromedia.

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5.3 Macromedia reserves the right to cancel any orders placed by Distributor and accepted by Macromedia or to refuse or delay shipment thereof, if Distributor (i) fails to make any payment as provided in this Agreement or under the terms of payment set forth in any invoice or otherwise agreed to by Macromedia and Distributor, (ii) fails to meet reasonable credit or financial requirements established by Macromedia, including any limitations on allowable credit, or (iii) otherwise fails to comply with the terms and conditions of this Agreement. No such cancellation, refusal or delay will be deemed a termination (unless Macromedia so advises Distributor) or breach of this Agreement by Macromedia.

6 . Advertising and Promotion

6.1 Distributor shall be entitled to participate in Macromedia’s Marketing Development Fund (“MDF”) Program in accordance with the terms and conditions set forth in Exhibit C attached hereto and made a part hereof. Macromedia shall be entitled to either cancel or change the terms and conditions of the MDF Program on thirty (30) days written notice.

6.2 Macromedia agrees to provide reasonable training and sales collateral materials as Distributor may request, and to provide sales training for Distributor’s staff, at times to be mutually agreed upon. In addition, Macromedia agrees to provide reasonable number of units of Product for in-house training, resources library and technical support use. These units, as well as any Not For Resale (“NFR”) units Distributor may purchase (with the exception of special, promotional “NFR” units), may not be distributed or resold. Distribution of such Products in violation of the terms of this Section will constitute a material breach of this Agreement.

7. Reports Distributor will provide Macromedia, at Macromedia’s expense, as agreed by the parties, within three (3) business days after the end of each month, a written report and computer media data files (in a format, style and manner approved by Macromedia) showing, for such week, (i) Distributor’s shipments of each the Products with the ship-to address, Reseller or VAR name, and the quantity and type of Product sold, and (ii) Distributor’s current inventory level for each of the Products. Distributor shall also provide, in the format agreed to by the parties, its weekly inventory and sales report by SKU. Nonstandard, subsection (i) data will be subject to a separate Point of Sale License Agreement, attached hereto as Exhibit E.

8. Notice Any notices hereunder to be given by either party to the other shall be in writing and sent by certified mail to each party’s address as set forth above and sent to the attention of the Senior Buyer or Product Manager as applicable if sent to Distributor, and to the attention of the Account Manager—Distributor Sales, if sent to Macromedia, with a courtesy copy to the General Counsel of Macromedia.

9. Product Warranties Macromedia provides a limited warranty to end users of the Products. Distributor will make no other warranty on Macromedia’s behalf. EXCEPT FOR SUCH WARRANTY, THE PRODUCTS ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED. MACROMEDIA DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE. MACROMEDIA DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10. Indemnification

10.1 Indemnification of Distributor.

Macromedia agrees that, if notified promptly in writing and given sole control of the defense and all related settlement negotiations, and if Distributor cooperates and provides reasonable assistance, Macromedia will defend Distributor against any claim based on an allegation that (i) a Product supplied hereunder infringes a US copyright, US trademark, or state trade secret right, (ii) a Product supplied hereunder caused the death of or a personal injury to, any person, (iii) Macromedia violated any United States law, statute or ordinance or any United States governmental or administrative order, rule or regulation with regard to the Product or its manufacture, possession, use or sale or (iv) arises from Macromedia’s acts or omissions with respect to the Products to the extent that Macromedia would have been found liable by a court if the claim had been made directly against Macromedia. Macromedia will pay any resulting costs, damages and attorneys’ fees finally awarded by a court with respect to any such claims. Distributor agrees that, if the Products in the inventory of Distributor, or the operation thereof, become, or in Macromedia’s opinion are likely to become, the subject of such a claim, Distributor will permit Macromedia, at Macromedia’s option and expense, to, among other things, procure the right for Distributor to

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continue marketing and using such Products, or to replace or modify them so that they become noninfringing. If neither of the foregoing alternatives is available on terms that Macromedia in its sole discretion deems reasonable, Distributor will return such Products on written request from Macromedia. Macromedia will grant Distributor a credit equal to the price paid by Distributor for such returned Products, as adjusted for discounts, returns and credits actually given, provided that such returned Products are in an undamaged condition. Macromedia will have no obligation to Distributor with respect to infringement of patents, copyrights, trademarks or trade secrets or other proprietary rights beyond that stated in this Section 10.1.

10. 2 Limitation

Notwithstanding Section 10.1 Macromedia will not be liable to Distributor for any claim arising from or based upon any alteration or modification of the Products.

10. 3 Indemnification of Macromedia

Distributor agrees to indemnify and hold harmless Macromedia, its affiliates, employees and agents, against any and all claims and liabilities (including reasonable attorney’s fees and costs of litigation) arising from Distributor’s acts, omissions or misrepresentations, regardless of the form of action.

11. Term and Termination

11.1 This Agreement shall become effective as of the Effective Date and shall continue in force until terminated by either party, as set forth in Sections 11.2 and 11.3, below.

11.2 Either party hereto may terminate this Agreement upon thirty (30) days written notice to the other (a) following any material breach or omission by the other with respect to any term, representation, warranty, condition, or covenant hereof and the failure of such other party to cure such breach or omission prior to the expiration of such thirty (30) day period, provided that in the event Distributor defaults in any payment due Macromedia such notice period prior to termination will be reduced to ten (10) days; or (b) if (i) the other party is adjudged insolvent or bankrupt or circumstances arise that would entitle a court to make such a finding, (ii) all or a substantial portion of its assets are transferred to an assignee for the benefit of creditors, to a receiver or a trustee in bankruptcy or (iii) the other party ceases its business operations.

11.3 Either party may terminate this Agreement at will, at any time during the term of this Agreement, with or without cause, by written notice given to the other party not less than sixty (60) days prior to the effective date of such termination.

11.4 Upon termination of this Agreement, Distributor shall submit to Macromedia within ten (10) days after the effective date of termination, a list of all Products in Distributor’s inventory. If Macromedia terminates this Agreement in accordance with Section 11.3 or if Distributor terminates this Agreement in accordance with Section 11.2, Macromedia shall repurchase all such Products, if they are in new and original condition, and shall pay ground shipping charges for the return of such Products. If Distributor terminates this Agreement in accordance with Section 11.3 or if Macromedia terminates this Agreement in accordance with Section 11.2, Macromedia may, at its option, repurchase any such Products, if they are in new and original condition and Distributor shall pay shipping charges for the return of such Products. If Macromedia exercises its option to repurchase, Distributor shall return all such Products from its inventory within sixty (60) days and from its resellers within one hundred twenty (120) days of Macromedia’s authorization, Macromedia will pay Distributor the actual price Distributor paid for such Products, less applicable rebates or credits and subtracting any amounts then owing to Macromedia. If Macromedia chooses not to repurchase any Products in Distributor’s inventory, Distributor shall have sixty (60) days from the effective date of termination to distribute such Products on a non-exclusive basis, in accordance with normal business practice and the terms and conditions of this Agreement.

11.5 In the event Macromedia issues a notice of termination due to Distributor’s breach of this Agreement, Macromedia will be entitled to reject all or part of any orders received from Distributor after notice but prior to the effective date of termination. In the event a notice of termination is issued by either party, Macromedia may limit monthly shipments to Distributor during the notice period to Distributor’s average monthly shipments from Macromedia during the twelve (12) months prior to the date of notice of termination. Notwithstanding any credit terms made available to Distributor prior to the date of a termination notice, any Products shipped thereafter will be paid for by certified or cashier’s check prior to shipment. The due dates of all outstanding invoices to Distributor for the Products will be accelerated automatically so they become due and payable on the

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effective date of termination, even if longer terms had been provided previously. All orders or portions thereof remaining unshipped as of the effective date of termination will automatically be canceled and any unused MDF will be forfeited.

11.6 DISTRIBUTOR AND MACROMEDIA EACH WAIVE ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. THE PARTIES ACKNOWLEDGE THAT THIS SECTION 11.6 HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR MACROMEDIA TO ENTER INTO THIS AGREEMENT AND THAT MACROMEDIA WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE LIMITATIONS OF LIABILITY AS SET FORTH HEREIN.

11.7 The termination of this Agreement shall not affect any rights of either party with respect to any breach of this Agreement, any rights under Section 10 (Indemnification) hereof or Distributor’s rights to market and promote Distributor’s inventory of Products as provided in Section 11..4 above. In addition the following Sections shall survive any termination of this Agreement: 3.3, 3.4, 3.5, 9.2, 11.6, 12, 13, 14.6 and 14.8.

12. Limitation of Liability

12.1 NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT OR OTHERWISE, MACROMEDIA WILL NOT BE LIABLE TO DISTRIBUTOR, ITS RESELLER OR END-USERS, UNDER ANY THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS OR LOSS OF PROFITS) OR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, EVEN IF MACROMEDIA OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR INDEMNIFICATIONS UNDER SECTIONS 10.1 AND 10.3, EACH PARTY’S LIABILITY TO EACH OTHER FOR DAMAGES UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNTS PAID OR PAYABLE TO MACROMEDIA FOR THE SOFTWARE UPON WHICH THE CLAIM IS BASED. THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY AND RISK SET FORTH IN THIS SECTION.

12.2 No action arising out of or related to this Agreement, regardless of form, may be brought by Distributor more than one (1) year after the cause of action has accrued.

13 Trademarks, Trade Names And Copyrights

13.1 During the term of this Agreement, Distributor is authorized by Macromedia to use the trademarks Macromedia uses for the Products solely in connection with Distributor’s advertisement, promotion and distribution of the Products. Distributor’s use of such trademarks and logos will be in accordance with Macromedia’s policies in effect from time to time, including but not limited to trademark usage policies.

13.2 As both a covenant by Distributor and a condition of Macromedia’s authorization of Distributor’s distribution, Distributor will include on each copy of any materials that it creates regarding or referring to the Products all trademark, copyright and other notices of proprietary rights included by Macromedia on the Products or requested to be so included by Macromedia from time to time. Distributor agrees not to alter, erase, deface or obscure any such notice on anything provided by Macromedia.

13.3 Distributor has paid no consideration for the use of Macromedia’s trademarks, logos, copyrights, trade secrets, trade names or designations, and nothing contained in this Agreement will give Distributor any interest in any of them. Distributor acknowledges that Macromedia owns and retains all copyrights and other proprietary rights in all the Products, and agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity or enforceability of any trademark, trade name, trade secret, copyright or logo belonging to or licensed to Macromedia (including, without limitation, any act, or assistance to any act, which may infringe or lead to the infringement of any copyright in the Products) or attempt to grant any right therein. Distributor agrees not to attach any additional trademarks, logos, trade designations or other legends to any Product without the prior written consent of Macromedia. Distributor further agrees not to affix any Macromedia trademark, logo or trade name to any non-Macromedia product.

13.4 Except to the extent permitted pursuant to Section 11.4 hereof, upon termination of this Agreement, Distributor will forthwith cease all display, advertising and use of all Macromedia names, marks, logos and designations and will not thereafter use, advertise or display any name, make or logo which is, or any part of

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which is, similar to or confusing with any such designation associated with any Product.

13.5 Distributor agrees to cooperate without charge in Macromedia’s efforts to protect its proprietary rights. Distributor agrees to notify Macromedia of any known or suspected breach of Macromedia’s proprietary rights that comes to Distributor’s attention.

14. Other Terms and Provisions

14.1 During the term of this Agreement, Macromedia shall carry insurance coverage for product liability/completed operations with minimum limits of one million dollars ($1,000,000). Within ten (10) days of the full execution of this Agreement, Macromedia shall provide Distributor with a Certificate of Insurance evincing such insurance coverage including (a) a broad form vendor’s endorsement naming Distributor as an additional insured and (b) to the extent permitted by applicable law, a mandatory thirty (30) day notice of cancellation to Distributor.

14.2 This Agreement and the Exhibits attached hereto contain all the Agreements, understanding, representations, conditions, warranties and covenants, and constitutes the sole and entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior communications or agreements, written or oral. This Agreement may not be released or modified except by the mutual written consent of both Distributor and Macromedia as attested to by an instrument signed by an officer of each of them.

14.3 Macromedia and Distributor are each independent entities and neither party shall be, nor represent itself to be, a franchisor, franchisee, joint venturer, partner, master, servant, principal, agent or legal representative of the other party for any purpose whatsoever.

14.4 If any provision of this Agreement is declared invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

14.5 All terms, conditions, or provisions which may appear as preprinted language or otherwise be inserted within any purchase order, confirmation or invoice for any Product shall be of no force (unless mutually agreed upon by both parties) and effect notwithstanding the execution of such purchase order or other document subsequent to the date of this Agreement.

14.6 The rights and liabilities of the parties hereto will bind and inure to the benefit of their respective assignees, successors, executors and administrators, as the case may be; provided, that, as the license from Macromedia hereunder is personal to Distributor, Distributor may not sublicense, assign or transfer any of its rights, privileges or obligations hereunder either in whole or in part, without the prior written consent of Macromedia. Nor shall an assignment or transfer of the Agreement and the licenses granted herein be affected by operation of law, such as for example, by merger, consolidation, sale of the business or assets, or by acquisition of a majority of the voting stock of Distributor by a third party, without the prior written consent of Macromedia. Macromedia, in a like manner, shall not assign nor transfer the Agreement without the prior written consent of Distributor. However, Macromedia may assign this Agreement, without prior consent of Distributor, to a third party through merger, acquisition or purchase of all or substantially all of the assets of Macromedia. Any attempted assignment in violation of the provisions of this Section 14.6 will be void.

14.7 In the event any litigation is brought by either party in connection with this Agreement, the prevailing party in such litigation will be entitled to recover from the other party all the costs, attorney’s fees and other expenses incurred by such prevailing party in the litigation.

14.8 Waiver by either Distributor or Macromedia of one or more terms, conditions, or defaults of this Agreement shall not constitute a waiver of the remaining terms and conditions or of any future defaults of this Agreements.

14.9 The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of California excluding that body of laws controlling conflict of laws. Any suit between the parties relating to this Agreement shall take place in the state or federal courts located in San Francisco County or Orange County California. The parties hereby submit to the personal jurisdiction of, and waive any objection to, the jurisdiction of or venue in such courts.

MACROMEDIA, INC.

Domestic Distribution Agreement

Ingram Micro (11/25/98)

By:	/s/ BRIAN J. ALLUM
Name:	Brian J. Allum
Title:	S.V.P. Worldwide Field Operations
Date:	January 4, 1999

DISTRIBUTOR

By:	/s/ MICHAEL TERRELL
Name:	Michael Terrell
Title:	V.P. Purchasing
Date:	December 29, 1998
Tel/Fax:

Domestic Distribution Agreement

Ingram Micro (11/25/98)

Exhibit A

Definitions

For the purpose of this Agreement, the following terms shall have the meanings set forth below:

1. “Intellectual Rights” shall mean any rights relating to any trademark, trade name, service mark, copyright, trade secret, invention, industrial model, patent, process, technology, know-how or design.

2. “Payment Terms”, unless otherwise specified by Macromedia, shall mean “net 30”, defined as requiring payment to arrive in Macromedia’s account by the 30th calendar day after the date of Macromedia’s invoice.

3. “Products” shall mean the products listed on the Price List identified on Exhibit B, which may be amended by Macromedia from time to time, in its sole discretion and any documentation relating to the Products. All references to the “sale” of Products shall mean the sale by Distributor of the media, on which the Products are embodied, and of Macromedia’s license to use the Software Products.

4. “Purchase Price” shall mean the price at which Distributor may purchase the Product, set forth on Exhibit B.

5. “Resellers” shall mean persons or entities who purchase Products from Distributor and resell Product to end-users.

6 “Return Price” for any unit of Product shall mean the amount originally billed Distributor for such unit less any rebates with respect to such unit actually paid or credited by Macromedia to Distributor.

7. “Territory” means the United States of America.

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Exhibit B

Products and Prices

See the Price List supplied in conjunction with this Agreement.

Macromedia shall give written notice to Distributor of any change in the price of any Product. Upon the addition of new Products, the Price List will be amended to include the prices for any such additional Products.

Minimum Order Quantity

All orders for Products shall be subject to a minimum quantity of * * units per SKU

Quarterly Minimum Purchase Commitment

Not applicable

**	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

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Ingram Micro (11/25/98)

MACROMEDIA RICH MEDIA

COMMERCIAL/GOV PRICE LIST

MACROMEDIA SKU	DESCRIPTION	ESP	Comm DIST	Gov’t Dist	UPC	WEIGHT	DIMENSIONS	CASE QTY	INGRAM SKU
	AUTHORWARE
APM40D01	Authorware 4.0 Mac	$1,999.00	* *	* *	0-44431-24201-1	2.5 lbs.	8 3/8" x 9 3/4" x 2 5/8"	3	615408
APW52D01	Authorware 5.2 Win Commercial	$2,699.00	* *	* *	0-44431-24605-7	3 lbs.	8" x 9.75" x 2.5"	7	527022
APW52D15	Authorware 5.2 Win Upgrade from3.0 or 4.0	$499.00	* *	* *	0-44431-24606-4	3 lbs.	8" x 9.75" x 2.5"	7	527023
WEB LEARNING STUDIO(AW5.2/DW4/FL5)
WAW52D02	Web Learning Studio	$2,999.00	* *	* *	0-44431-24705-4	10 lbs.	8" x 9.75" x 6"	3	261756
WAW52D12	Web Learning Studio Win Upgrade from Authorware 5.0	$499.00	* *	* *	0-44431-24707-8	10 lbs.	8" x 9.75" x 6"	3	261757
WAW52D17	Web Learning Studio Win Upgrade from Authorware 3.0 or 4.0	$799.00	* *	* *	0-44431-24709-2	10 lbs.	8" x 9.75" x 6"	3	261758
	DIRECTOR SHOCKWAVE INTERNET STUDIO(FW4)
WDM85D01	Director 8.5 Studio Mac Commercial	$1,199.00	* *	* *	0-44431-33100-5	9 lbs.	8"x9.75"x6"	3	261820
WDW85D01	Director 8.5 Studio Windows Commercial	$1,199.00	* *	* *	0-44431-33400-6	9 lbs.	8"x9.75"x6"	3	261821

WDM85D10	Director 8.5 Studio Mac Upgrade (from 7 or lower)	$399.00	* *	* *	0-44431-33103-6	9 lbs.	8"x9.75"x6"	3	261822
WDW85D10	Director 8.5 Studio Win Upgrade (from 7 or lower)	$399.00	* *	* *	0-44431-33402-0	9 lbs.	8"x9.75"x6"	3	261823

WDM85D15	Director 8.5 Studio Mac Upgrade (from 8)	$199.00	* *	* *	0-44431-33117-3	4 lbs. 8oz.	8.25"x10.25"x3.75"	5	261825
WDW85D15	Director 8.5 Studio Win Upgrade (from 8)	$199.00	* *	* *	0-44431-33416-7	4 lbs. 8oz.	8.25"x10.25"x3.75"	5	261826
	Note: Director 4 or earlier cannot upgrade

	FONTOGRAPHER
FTM41D01	Fontographer 4.1 Mac	$349.00	* *	* *	0-44431-81000-5	3 lbs	8 2/16" x 9 10/16" x 2 1/16"	5	104343
FTW41D01	Fontographer 4.1 Win	$349.00	* *	* *	0-44431-82101-8	3 lbs	9.5x8x2.5	5	745313

UPGRADES
FTM41D09	Fontographer 4.1 Mac Upgrade	$99.00	* *	* *	0-44431-81001-2	3 lbs	9.5x8x2.5	5	615445
FTW41D09	Fontographer 4.1 Win Upgrade	$99.00	* *	* *	0-44431-82102-5	3 lbs	9.5x8x2.5	5	745314
	FLASH
FLM50D01	Flash 5 Mac Comm	$399.00	* *	* *	0-44431-26700-7	4 lbs.	8"x9.75"x2.5"	7	526753
FLW50D01	Flash 5 Win Comm	$399.00	* *	* *	0-44431-26810-3	4 lbs.	8"x9.75"x2.5"	7	526751
WNM50D01	Flash 5 Mac/Generator 2 DevEdition	$1,099.00	* *	* *	0-44431-26631-4	4 lbs.	8" x 9.75" x 2.5"	7	248533
WNW50D01	Flash 5 Win/Generator 2 DevEdition	$1,099.00	* *	* *	0-44431-26650-5	4 lbs.	8" x 9.75" x 2.5"	7	248534
UPGRADES
FLM50D10	Flash 5 Mac Upgrade	$149.00	* *	* *	0-44431-26701-4	4 lbs.	8.25"x10.25"x3.75"	5	526754
FLW50D10	Flash 5 Win Upgrade	$149.00	* *	* *	0-44431-26812-7	4 lbs.	8.25"x10.25"x3.75"	5	526752
FLM50D15	Flash 5 Mac Upgrade w/GEN2 DevEdition	$648.00	* *	* *	0-44431-26703-8	4 lbs.	8"x9.75"x2.5"	7	526844
FLW50D15	Flash 5 Win Upgrade w/GEN2 DevEdition	$648.00	* *	* *	0-44431-26814-1	4 lbs.	8"x9.75"x2.5"	7	526845
	FREEHAND
FHM100D000	FreeHand 10.0 Mac Full commercial	$399.00	* *	* *	0-44431-45011-9	3 lbs.	8"x9.75"x1.75"	10	261827
FHW100D000	FreeHand 10.0 Windows Full commercial	$399.00	* *	* *	0-44431-47503-7	3 lbs.	8"x9.75"x1.75"	10	261829
UPGRADES
FHM100D100	FreeHand 10.0 Mac Commercial Upgrade	$129.00	* *	* *	0-44431-45019-5	3 lbs.	8"x9.75"x1.75"	10	261832
FHW100D100	Freehand 10.0 Windows Commercial Upgrade	$129.00	* *	* *	0-44431-47512-9	3 lbs.	8"x9.75"x1.75"	10	261833
COMPETITIVE UPGRADES
FHM100D300	FreeHand 10.0 Mac Competitive Upgrade	$199.00	* *	* *	0-44431-45021-8	3 lbs.	8"x9.75"x1.75"	10	261834

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA RICH MEDIA

COMMERCIAL/GOV PRICE LIST

MACROMEDIA SKU	DESCRIPTION	ESP	Comm DIST	Gov’t Dist	UPC	WEIGHT	DIMENSIONS	CASE QTY	INGRAM SKU
FHW100D300	FreeHand 10.0 Windows Competitve Upgrade	$199.00	* *	* *	0-44431-47514-3	3 lbs.	8" x 9.75" x 1.75"	10	261836

STUDIO BUNDLE
WHM050D000	Flash 5 FreeHand 10 Studio Mac Full Comm	$499.00	* *	* *	0-44431-60001-9	5 lbs. 8 oz.	8" x 9.75" x 3.75"	4	261837
WHW050D00	0Flash 5 FreeHand 10 Studio Win Full Comm	$499.00	* *	* *	0-44431-61003-2	5 lbs. 8 oz.	8" x 9.75" x 3.75"	4	261838
STUDIO UPGRADES
WHM050D100	Flash 5 FreeHand 10 Studio Mac Upgrade	$199.00	* *	* *	0-44431-60005-7	5 lbs. 8 oz.	8" x 9.75" x 75"	4	261839
WHW050D100	Flash 5 FreeHand 10 Studio Win Upgrade	$199.00	* *	* *	0-44431-61006-3	5 lbs. 8 oz.	8" x 9.75" x 75"	4	261840

	SOUND EDIT
SSM20D01	SoundEdit 16 version 2.0 Mac Full	$299.00	* *	* *	0-44431-07115-4	3 lbs	8 2/16" x 9 10/16" x 2 10/16"	5	337163
UPGRADE
SSM20D09	SoundEdit 16 version 2.0 Mac Upgrade	$129.00	* *	* *	0-44431-07117-8	3 lbs	8 2/16"x 9 10/16" x 2 10/16"	5	337164

**

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST

	MACROMEDIA RICH MEDIA TOOLS
MACROMEDIA SKU	DESCRIPTION	SRP	Comm DIST	Gov DIST	UPC	DIMENSIONS	WEIGHT	CASE QTY
	AUTHORWARE (Win)
APW065D000	Authorware 6.5	$2,699.00	* *	* *	0-44431-28200-0	8" x 9.75" x 1.75"	2 lbs	10
UPGRADES
APW065D100	Authorware 6.5 Upgrade from AW4.x or 5.x	$699.00	* *	* *	0-44431-28202-4	8" x 9.75" x 1.75"	2 lbs	10
APW065D150	Authorware 6.5 Upgrade from AW6	$199.00	* *	* *	0-44431-28204-8	8" x 9.75" x 1.75"	2 lbs	10
	ELEARNING SUITE
WAW066D005	eLearning Suite (AW6.5/DWMX/FLMX)	$3,199.00	* *	* *	0-44431-27801-0	8" x 9.75" x 2.5"	4 lbs	7
UPGRADES
WAW066D155	eLearning Suite Upgrade from AW6 (AW6.5/DWMX/FLMX)	$799.00	* *	* *	0-44431-27803-4	8" x 9.75" x 2.5"	4 lbs	7
	DIRECTOR
DRM090D000	Director MX Mac	$1,199.00	* *	* *	0-44431-33750-2	8" x 9.75" x 3.5"	5 lbs. 8 oz.	7
DRW090D000	Director MX Win	$1,199.00	* *	* *	0-44431-34001-4	8" x 9.75" x 3.5"	5 lbs. 8 oz.	7
UPGRADES
DRM090D100	Director MX Mac Upgrade from 8.x	$399.00	* *	* *	0-44431-33752-6	8" x 9.75" x 3.5"	5 lbs. 8 oz.	7
DRW090D100	Director MX Win Upgrade from 8.x	$399.00	* *	* *	0-44431-34003-8	8" x 9.75" x 3.5"	5 lbs. 8 oz.	7
	FONTOGRAPHER
FTM41D01	Fontographer 4.1 Mac	$349.00	* *	* *	0-44431-81000-5	8 2/16"x 9 10/16"x 2 1/16"	3 lbs	5
FTW41D01	Fontographer 4.1 Win	$349.00	* *	* *	0-44431-82101-8	9.5x8x2.5	3 lbs	5
UPGRADES
FTM41D09	Fontographer 4.1 Mac Upgrade	$99.00	* *	* *	0-44431-81001-2	9.5x8x2.5	3 lbs	5
FTW41D09	Fontographer 4.1 Win Upgrade	$99.00	* *	* *	0-44431-82102-5	9.5x8x2.5	3 lbs	5
	FLASH
FLM060D000	Flash MX Mac	$499.00	* *	* *	0-44431-30712-3	8" x 9.75" x 1.75"	1.5 lbs.	10
FLW060D000	Flash MX Win	$499.00	* *	* *	0-44431-30601-0	8" x 9.75" x 1.75"	1.5 lbs.	10
UPGRADES
FLM060D100	Flash MX Mac Upgrade	$199.00	* *	* *	0-44431-30715-4	8" x 9.75" x 1.75"	1.5 lbs.	10
FLW060D100	Flash MX Win Upgrade	$199.00	* *	* *	0-44431-30604-1	8" x 9.75" x 1.75"	1.5 lbs.	10
	FREEHAND
FHM110D000	FreeHand MX Mac	$399.00	* *	* *	0-44431-35012-9	8" x 9.75" x 1.75"	1.0 lbs.	10
FHW110D000	FreeHand MX Win	$399.00	* *	* *	0-44431-52001-0	8" x 9.75" x 1.75"	1.0 lbs.	10
UPGRADES
FHM110D100	FreeHand MX Mac Upgrade from 9.x	$149.00	* *	* *	0-44431-35014-3	8" x 9.75" x 1.75"	1.0 lbs.	10
FHM110D150	FreeHand MX Mac Upgrade from 10.x	$99.00	* *	* *	0-44431-35018-1	8" x 9.75" x 1.75"	1.0 lbs.	10
FHW110D100	FreeHand MX Win Upgrade from 9.x	$149.00	* *	* *	0-44431-52003-4	8" x 9.75" x 1.75"	1.0 lbs.	10
FHW110D150	FreeHand MX Win Upgrade from 10.x	$99.00	* *	* *	0-44431-52007-2	8" x 9.75" x 1.75"	1.0 lbs.	10
COMPETITIVE UPGRADES
FHM110D300	FreeHand MX Mac Competitive Upgrade	$149.00	* *	* *	0-44431-35019-8	8" x 9.75" x 1.75"	1.0 lbs.	10
FHW110D300	FreeHand MX Win Competitive Upgrade	$149.00	* *	* *	0-44431-52009-6	8" x 9.75" x 1.75"	1.0 lbs.	10
	SOUND EDIT
SSM20D01	SoundEdit 16 version 2.0 Mac	$299.00	* *	* *	0-44431-07115-4	8 2/16"x 9 10/16" x 2 10/16"	3 lbs	5
UPGRADE
SSM20D09	SoundEdit 16 version 2.0 Mac Upgrade	$129.00	* *	* *	0-44431-07117-8	8 10/16"x 9 10/16"x 2 10/16"	3 lbs	5

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST

	MACROMEDIA DREAM TOOLS
MACROMEDIA SKU	DESCRIPTION	SRP	Comm DIST	Gov DIST	UPC	DIMENSIONS	WEIGHT	CASE QTY
	CONTRIBUTE
CTW010D000	Contribute	$99.00	* *	* *	0-44431-61201-2	8" x 9.75" x 1.75"	1.0 lbs.	10
	DREAMWEAVER
DWM060D000	Dreamweaver MX Mac	$399.00	* *	* *	0-44431-33644-4	8" x 9.75" x 1.75"	1.5 lbs.	10
DWW060D000	Dreamweaver MX Win	$399.00	* *	* *	0-44431-33652-9	8" x 9.75" x 1.75"	1.5 lbs.	10
UPGRADES
DWM060D100	Dreamweaver MX Mac Upgrade	$199.00	* *	* *	0-44431-33646-8	8" x 9.75" x 1.75"	1.5 lbs.	10
DWW060D100	Dreamweaver MX Win Upgrade	$199.00	* *	* *	0-44431-33654-3	8" x 9.75" x 1.75"	1.5 lbs.	10
	FIREWORKS
FWM060D000	Fireworks MX Mac	$299.00	* *	* *	0-44431-69002-7	8" x 9.75" x 1.75"	1.5 lbs.	10
FWW060D000	Fireworks MX Win	$299.00	* *	* *	0-44431-69230-4	8" x 9.75" x 1.75"	1.5 lbs.	10
UPGRADES
FWM060D100	Fireworks MX Mac Upgrade	$149.00	* *	* *	0-44431-69005-8	8" x 9.75" x 1.75"	1.5 lbs.	10
FWW060D100	Fireworks MX Win Upgrade	$149.00	* *	* *	0-44431-69232-8	8" x 9.75" x 1.75"	1.5 lbs.	10
	HOMESITE
HSW050D000	HomeSite 5.0	$99.00	* *	* *	0-44431-33556-0	8" x 9.75" x 1.75"	2 lbs.	10
UPGRADES
HSW050D100	HomeSite 5.0 Upgrade	$29.00	* *	* *	0-44431-33558-4	8" x 9.75" x 1.75"	2 lbs.	10
	MACROMEDIA STUDIO MX 1.1 MAC (DWMX/FWMX/FLMX/FHMX)
WSM061D000	Macromedia Studio MX 1.1 Mac	$899.00	* *	* *	0-44431-36001-2	8" x 9.75" x 1.75"	2.0 lbs.	10
UPGRADES
WSM061D100	Macromedia Studio MX 1.1 Mac Upgrade from 1 product	$699.00	* *	* *	0-44431-36003-6	8" x 9.75" x 1.75"	2.0 lbs.	10
WSM061D110	Macromedia Studio MX 1.1 Mac Upgrade from 2+ product	$499.00	* *	* *	0-44431-36005-0	8" x 9.75" x 1.75"	2.0 lbs.	10
	MACROMEDIA STUDIO MX PLUS WIN (DWMX/FWMX/FLMX/FHMX/CFMX Developers Edition/CONTRIBUTE/DEVNET Special Edition)
WSW061D000	Macromedia Studio MX Plus Win	$899.00	* *	* *	0-44431-41510-1	8" x 9.75" x 1.75"	2.0 lbs.	10
UPGRADES
WSW061D100	Macromedia Studio MX Plus Win Upgrade from 1 product	$699.00	* *	* *	0-44431-41512-5	8" x 9.75" x 1.75"	2.0 lbs.	10
WSW061D110	Macromedia Studio MX Plus Win Upgrade from 2 + product	$499.00	* *	* *	0-44431-41514-9	8" x 9.75" x 1.75"	2.0 lbs.	10
WSW061D120	Macromedia Studio MX Plus Win Upgrade from Studio MX	$199.00	* *	* *	0-44431-41516-3	8" x 9.75" x 1.75"	2.0 lbs.	10
	MACROMEDIA SERVER

Product SKU	Product Description (All Macromedia JRun platforms on one CD: details at bottom)	SRP	Disti Price	Gov Disti Price	UPC	Dimensions	Weight	Case Qty
CPD060D000	ColdFusion MX Server Professional	$1,299.00	* *	* *	0-44431-43505-5	8" x 9.75" x 1.75"	3.0 lbs.
CED060D000	ColdFusion MX Server Enterprise	$4,999.00	* *	* *	0-44431-43001-2	8" x 9.75" x 1.75"	3.0 lbs.
CFD060D001	ColdFusion MX for JRun MP—1 CPU	$3,399.00	* *	* *	0-44431-43602-1	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D002	ColdFusion MX for JRun MP—2 CPU	$6,798.00	* *	* *	0-44431-43604-5	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D011	ColdFusion MX for WebSphere—1 CPU	$3,399.00	* *	* *	0-44431-43620-5	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D012	ColdFusion MX for WebSphere—2 CPU	$6,798.00	* *	* *	0-44431-43622-9	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D021	ColdFusion MX for Sun ONE—1 CPU	$3,399.00	* *	* *	0-44431-43638-0	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D022	ColdFusion MX for Sun ONE—2 CPU	$6,798.00	* *	* *	0-44431-43640-3	8" x 9.75" x 1.75"	3.0 lbs.	10
Contact MM Sales at 617.219.2500	Spectra 1.5 for Win (Requires ColdFusion Server Enterprise for Win, purchased separately)
Contact MM Sales at 617.219.2500	Spectra 1.5 for Solaris (Requires ColdFusion Server Enterprise for Solaris, purchased separately)
JRD040D001	JRun 4 Win/ Linux/ Unix 1 CPU	$899.00	* *	* *	0-44431-32801-2	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D002	JRun 4 Win/ Linux/ Unix 2 CPU	$1,799.00	* *	* *	0-44431-32804-3	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D004	JRun 4 Win/ Linux/ Unix 4 CPU	$3,599.00	* *	* *	0-44431-32807-4	8" x 9.75" x 1.75"	1.5lbs.	10
SED015D000	Flash Communication Server MX 1.5 Personal Edition	$499.00	* *	* *	0-44431-25404-5	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D000	Flash Communication Server MX 1.5 Professional Edition	$4,500.00	* *	* *	0-44431-25413-7	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D050	Flash Communication Server MX 1.5 Professional Edition 90 Day Unlimited Capacity Pack	$7,500.00	* *	* *	0-44431-25417-5	7" x 9" x .25"	8oz.	10
RFD010D001	Flash Remoting MX 1-CPU	$999.00	* *	* *	0-44431-70101-3	8" x 9.75" x 1.75"	1.0 lbs.	10
RFD010D002	Flash Remoting MX 2-CPU	$1,998.00	* *	* *	0-44431-70104-4	8" x 9.75" x 1.75"	1.0 lbs.	10
RFD010D004	Flash Remoting MX 4-CPU	$3,996.00	* *	* *	0-44431-70107-5	8" x 9.75" x 1.75"	1.0 lbs.	10

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST

MACROMEDIA SKU	DESCRIPTION	SRP	Comm DIST	Gov DIST	UPC	DIMENSIONS	WEIGHT	CASE QTY
	Product with Subscriptions
CPD060D600	ColdFusion MX Server Professional w/2 Year Subscription	$1,819.00	* *	* *	0-44431-43513-0	8" x 9.75" x 1.75"	3.0 lbs.
CED060D600	ColdFusion MX Server Enterprise w/2 Year Subscription	$6,999.00	* *	* *	0-44431-43014-2	8" x 9.75" x 1.75"	3.0 lbs.
CFD060D601	ColdFusion MX for JRun MP—1 CPU w/2 year subscription	$4,759.00	* *	* *	0-44431-43611-3	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D602	ColdFusion MX for JRun MP—2 CPU w/2 year subscription	$9,518.00	* *	* *	0-44431-43613-7	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D611	ColdFusion MX for WebSphere—1 CPU w/2 year subscription	$4,759.00	* *	* *	0-44431-43628-1	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D612	ColdFusion MX for WebSphere—2 CPU w/2 year subscription	$9,518.00	* *	* *	0-44431-43631-1	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D621	ColdFusion MX for Sun ONE—1 CPU w/2 year subscription	$4,759.00	* *	* *	0-44431-43646-5	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D622	ColdFusion MX for Sun ONE—2 CPU w/2 year subscription	$9,518.00	* *	* *	0-44431-43647-2	8" x 9.75" x 1.75"	3.0 lbs.	10
JRD040D601	JRun 4 Win/ Linux/ Unix 1 CPU w/2 Year Subscription	$1,249.00	* *	* *	0-44431-32820-3	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D602	JRun 4 Win/ Linux/ Unix 2 CPU w/2 Year Subscription	$2,499.00	* *	* *	0-44431-32823-4	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D604	JRun 4 Win/ Linux/ Unix 4 CPU w/2 Year Subscription	$4,999.00	* *	* *	0-44431-32825-8	8" x 9.75" x 1.75"	1.5lbs.	10
SFD015D600	Flash Communication Server MX 1.5 Professional Edition w/2 Year Subscription	$6,300.00	* *	* *	0-44431-25425-0	8" x 9.75" x 1.75"	1.0 lbs.	10
RFD010D601	Flash Remoting MX 1-CPU w/2 year subscription	$1,398.60	* *	* *	0-44431-70119-8	8" x 9.75" x 1.75"	1.0 lbs.	10
RFD010D602	Flash Remoting MX 2-CPU w/2 year subscription	$2,797.20	* *	* *	0-44431-70121-1	8" x 9.75" x 1.75"	1.0 lbs.	10
RFD010D604	Flash Remoting MX 4-CPU w/2 year subscription	$5,594.40	* *	* *	0-44431-70123-5	8" x 9.75" x 1.75"	1.0 lbs.	10
	Product Upgrades—Upgrades check for previously installed versions (back to versions: Macromedia ColdFusion/Macromedia HomeSite 4.0 & Macromedia JRun 2.3.3)
CPD060D100	ColdFusion MX Server Professional Upgrade from CF4.5/5 Professional	$649.00	* *	* *	0-44431-43507-9	8" x 9.75" x 1.75"	3.0 lbs.
CED060D100	ColdFusion MX Server Enterprise Upgrade from CF4.5/5 Enterprise	$2,499.00	* *	* *	0-44431-43003-6	8" x 9.75" x 1.75"	3.0 lbs.
CED060D110	ColdFusion MX Server Enterprise Upgrade from CF4.5/5 Professional	$4,749.00	* *	* *	0-44431-43005-0	8" x 9.75" x 1.75"	3.0 lbs.
Contact MM Sales at 617.219.2500	Upgrade from Spectra 1.0 to 1.5 for Win (Requires ColdFusion Enterprise for Win, purchased separately)
Contact MM Sales at 617.219.2500	Upgrade from Spectra 1.0 to 1.5 for Solaris (Requires ColdFusion Server Enterprise for Solaris, purchased separately)
JRD040D101	JRun 4 Win/ Linux/ Unix 1 CPU Upgrade	$499.00	* *	* *	0-44431-32809-8	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D102	JRun 4 Win/ Linux/ Unix 2 CPU Upgrade	$998.00	* *	* *	0-44431-32812-8	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D104	JRun 4 Win/ Linux/ Unix 4 CPU Upgrade	$1,995.00	* *	* *	0-44431-32813-5	8" x 9.75" x 1.75"	1.5lbs.	10
SED015D100	Flash Communication Server MX 1.5 Personal Edition Upgrade	$99.00	* *	* *	0-44431-25406-9	8" x 9.75" x 1.75"	1.0 lbs.	10
	Product Upgrades with Subscriptions
CPD060D610	ColdFusion MX Server Professional Upgrade from CF4.5/5 Professional w/2 Year Subscription	$1,169.00	* *	* *	0-44431-43514-7	8" x 9.75" x 1.75"	3.0 lbs.
CED060D610	ColdFusion MX Server Enterprise Upgrade from CF4.5/5 Enterprise w/2 Year Subscription	$4,499.00	* *	* *	0-44431-43016-6	8" x 9.75" x 1.75"	3.0 lbs.
CED060D611	ColdFusion MX Server Enterprise Upgrade from CF4.5/5 Professional w/2 Year Subscription	$6,749.00	* *	* *	0-44431-43018-0	8" x 9.75" x 1.75"	3.0 lbs.
JRD040D611	JRun 4 Win/ Linux/ Unix Upgrade 1 CPU w/2 Year Subscription	$859.00	* *	* *	0-44431-32826-5	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D612	JRun 4 Win/ Linux/ Unix Upgrade 2 CPU w/2 Year Subscription	$1,718.00	* *	* *	0-44431-32828-9	8" x 9.75" x 1.75"	1.5lbs.	10
JRD040D614	JRun 4 Win/ Linux/ Unix Upgrade 4 CPU w/2 Year Subscription	$3,436.00	* *	* *	0-44431-32829-6	8" x 9.75" x 1.75"	1.5lbs.	10
	Miscellaneous
XMDRK202	Developer Resource Kit	$99.00	* *	* *	0-44431-84005-7	5" x 5" x .25"	8oz.	100
XMDRK203	Developer Resource Kit Version 2	$99.00	* *	* *	0-44431-38225-0	5" x 5" x .25"	8oz.	100
MDD010D000	Macromedia DevNet Essentials Subscription Box	$299.00	* *	* *	0-44431-31186-1	8" x 9.75" x 1.75"	1.0 lbs.	10
MPD010D000	Macromedia DevNet Professional Subscription Box	$1,499.00	* *	* *	0-44431-31188-5	8" x 9.75" x 1.75"	1.0 lbs.	10
*MPD010D110	Macromedia DevNet Professional Subscription Box Upgrade from 1 MX Product	$1,399.00	* *	* *	0-44431-31162-5	8" x 9.75" x 1.75"	1.0 lbs.	10
*MPD010D120	Macromedia DevNet Professional Subcription Box Upgrade from 2 MX Products	$1,199.00	* *	* *	0-44431-31165-6	8" x 9.75" x 1.75"	1.0 lbs.	10
*MPD010D130	Macromedia DevNet Professional Subscription Box Upgrade from Studio MX	$599.00	* *	* *	0-44431-31169-4	8" x 9.75" x 1.75"	1.0 lbs.	10

*	Available only to specific resellers
**	Confidential treatment has been requested for certain portions of this document pursuant to an application for
confidential	treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing
and	filed separately with the Securities and Exchange Commission.

Notes:

All upgrades are from edition to edition unless otherwise stated

All platforms on one CD: Windows, Solaris, Linux, HP-UX, IBM IAX, SGI IRIX, Compaq Tru64 UNIX

SRP= Suggested Retail Price

Prices are subject to change; FOB origin

Dated: March 27, 2003

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: ADDITIONS AND DISCONTINUATIONS

ADD
Macromedia Flash Communication Server MX 1.5		North American English
SKU	Description	SRP	Disti Price	Gov Pric	UPC	Dimensions	Weight	Case Qty
SED015D000	Flash Communication Server MX 1.5 Personal Edition	$499.00	* *	* *	0-44431-25404-5	8" x 9.75" x 1.75"	1.0 lbs.	10
SED015D100	Flash Communication Server MX 1.5 Personal Edition Upgrade	$99.00	* *	* *	0-44431-25406-9	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D000	Flash Communication Server MX 1.5 Professional Edition	$4,500.00	* *	* *	0-44431-25413-7	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D050	Flash Communication Server MX 1.5 Professional Edition 90 Day Unlimited Capacity Pack	$7,500.00	* *	* *	0-44431-25417-5	7" x 9" x .25"	8 oz.	10
SFD015D600	Flash Communication Server MX 1.5 Professional Edition w/2 Year Subscription	$6,300.00	* *	* *	0-44431-25425-0	8" x 9.75" x 1.75"	1.0 lbs.	10

DISCONTINUE
Discontinue as of 3/27/03
SKU	Description	SRP	Disti Price	Gov Pric	UPC	Dimensions	Weight	Case Qty
SEW010D000	Flash Commication Server MX Personal Edition	$499.00	* *	* *	0-44431-82500-9	8" x 9.75" x 1.75"	1.0 lbs.	10
SFW010D000	Flash Commication Server MX Professional Edition	$4,500.00	* *	* *	0-44431-82510-8	8" x 9.75" x 1.75"	1.0 lbs.	10
SFW010D010	Flash Commication Server MX Pro Edition 10/500 capacity pack full	$4,000.00	* *	* *	0-44431-82503-0	7" x 9" x .25"	8 oz.	10
SFW010D050	Flash Communication Server MX Pro Edition	$18,000.00	* *	* *	0-44431-82505-4	7" x 9" x .25"	8 oz.	10

**

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
Discontinue as of 3/27/03
SEW010D000	Flash Commication Server MX Personal Edition	$499.00
SFW010D000	Flash Commication Server MX Professional Edition	$4,500.00
SFW010D010	Flash Commication Server MX Pro Edition 10/500 capacity pack full	$4,000.00
SFW010D050	Flash Communication Server MX Pro Edition	$18,000.00
DISCONTINUED—Archives
Discontinue as of 2/12/03	Macromedia Training Product*
TRSBW050D00	SkillBuilding with Macromedia ColdFusion 5	$295.00
Discontinue as of 2/12/03	FREEHAND
FHM100D000	FreeHand 10.0 Mac	$399.00
FHW100D000	FreeHand 10.0 Win	$399.00
FHM100D100	FreeHand 10.0 Mac Upgrade	$129.00
FHW100D100	Freehand 10.0 Win Upgrade	$129.00
FHM100D300	FreeHand 10.0 Mac Competitive Upgrade	$199.00
FHW100D300	FreeHand 10.0 Win Competitve Upgrade	$199.00
Discontinue as of 2/14/03	MACROMEDIA STUDIO MX
WSM060D000	Macromedia Studio MX Mac	$899.00
WSW060D000	Macromedia Studio MX Win	$899.00
WSM060D100	Macromedia Studio MX Mac Upgrade from 1 Macromedia product	$699.00
WSM060D110	Macromedia Studio MX Mac Upgrade from 2+ Macromedia product	$499.00
WSW060D100	Macromedia Studio MX Win Upgrade from 1 Macromedia product	$699.00
WSW060D110	Macromedia Studio MX Win Upgrade from 2+ Macromedia product	$499.00
Discontinue as of 12/17/02	DIRECTOR SHOCKWAVE INTERNET STUDIO(FW4)
WDM85D01	Director 8.5 Studio Mac	$1,199.00
WDW85D01	Director 8.5 Studio Win	$1,199.00
WDM85D10	Director 8.5 Studio Mac Upgrade (from 7 or lower)	$399.00
WDW85D10	Director 8.5 Studio Win Upgrade (from 7 or lower)	$399.00
WDM85D15	Director 8.5 Studio Mac Upgrade (from 8)	$199.00
WDW85D15	Director 8.5 Studio Win Upgrade (from 8)	$199.00
Discontinue as of 9/25/02	AUTHORWARE 6.0
APW060D000	Authorware 6.0 Full	$2,699.00
APW060D100	Authorware 6.0 Upgrade from AW3.x or 4.x	$699.00
APW060D150	Authorware 6.0 Upgrade from AW5.x	$499.00
Discontinue as of 9/25/02	Elearning suite
WAW066D000	eLearning Suite Full	$3,199.00
WAW066D150	eLearning Suite Upgrade from AW5.x	$1,099.00
Discontinue as of 5/15/02	MACROMEDIA UNIVERSITY
TROLUNCR	Macromedia University Complete	$249.00
TROLUNPZ	Macromedia University Professional	$399.00
Discontinue as of 5/24/02	FIREWORKS 4.0
FWM40D01	Fireworks 4.0 Mac	$299.00
FWW40D01	Fireworks 4.0 Win	$299.00
FWM40D10	Fireworks 4.0 Mac Upgrade	$149.00
FWW40D10	Fireworks 4.0 Win Upgrade	$149.00
Discontinue as of 5/31/02
CFW050D00P	ColdFusion Server 5.0 Professional for Win	$799.00
CFL050D00P	ColdFusion Server 5.0 Professional for Linux	$799.00
CFW050D00E	ColdFusion Server 5.0 Enterprise for Win	$4,995.00
CFS050D00E	ColdFusion Server 5.0 Enterprise for Solaris	$4,995.00
CFL050D00E	ColdFusion Server 5.0 Enterprise for Linux	$4,995.00
CFH050D00E	ColdFusion Server 5.0 Enterprise for HP/UX	$4,995.00
CFW050D00PS	ColdFusion Server 5.0 Professional for Win w/2 Year Subscription	$1,119.00
CFL050D00PS	ColdFusion Server 5.0 Professional for Linux w/2 Year Subscription	$1,119.00
CFW050D00ES	ColdFusion Server 5.0 Enterprise for Win w/2 Year Subscription	$6,990.00
CFS050D00ES	ColdFusion Server 5.0 Enterprise for Solaris w/2 Year Subscription	$6,990.00
CFL050D00ES	ColdFusion Server 5.0 Enterprise for Linux w/2 Year Subscription	$6,990.00
CFH050D00ES	ColdFusion Server 5.0 Enterprise for HP/UX w/2 Year Subscription	$6,990.00
CFW050D1PP	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Win Upgrade	$549.00
CFL050D1PP	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Linux Upgrade	$549.00
CFW050D1BE	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Win Upgrade	$4,350.00

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
CFL050D1BE	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Linux Upgrade	$4,350.00
CFW050D1PE	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Win Upgrade	$3,700.00
CFL050D1PE	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Linux Upgrade	$3,700.00
CFW050D1EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Win Upgrade	$2,495.00
CFS050D1EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Solaris Upgrade	$2,495.00
CFL050D1EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Linux Upgrade	$2,495.00
CFH050D1EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for HP/UX Upgrade	$2,495.00
CFW050D1PPS	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Win Upgrade w/2 Year Subscription	$869.00
CFL050D1PPS	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Linux Upgrade w/2 Year Subscription	$869.00
CFW050D1BES	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Win Upgrade w/2 Year Subscription	$6,345.00
CFL050D1BES	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Linux Upgrade w/2 Year Subscription	$6,345.00
CFW050D1PES	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Win Upgrade w/2 Year Subscription	$5,695.00
CFL050D1PES	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Linux Upgrade w/2 Year Subscription	$5,695.00
CFW050D1EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Win Upgrade w/2 Year Subscription	$4,490.00
CFS050D1EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Solaris Upgrade w/2 Year Subscription	$4,490.00
CFL050D1EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Linux Upgrade w/2 Year Subscription	$4,490.00
CFH050D1EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for HP/UX Upgrade w/2 Year Subscription	$4,490.00
CF50DOCSET	ColdFusion Server 5.0 Documentation Set	$50.00
Discontinue as of 6/04/02
CSW050D000	ColdFusion Server 5.0 Studio Full	$399.00
CSW050D100	Upgrade ColdFusion Server 5.0 Studio	$169.00
Discontinue as of 6/04/02	DREAMWEAVER 4.0
DWM40D01	Dreamweaver 4.0 Mac Full	$299.00
DWW40D01	Dreamweaver 4.0 Win Full	$299.00
DWM40D10	Dreamweaver 4.0 Mac Upgrade	$149.00
DWW40D10	Dreamweaver 4.0 Win Upgrade	$149.00
Discontinue as of 6/04/02	DREAMWEAVER/FIREWORKS STUDIO
WBM40D01	Dreamweaver 4.0/Fireworks 4.0 Studio Mac	$399.00
WBW40D01	Dreamweaver 4.0/Fireworks 4.0 Studio Win	$399.00
WBM40D10	Dreamweaver 4.0/Fireworks 4.0 Studio Mac Upgrade	$199.00
WBW40D10	Dreamweaver 4.0/Fireworks 4.0 Studio Win Upgrade	$199.00
Discontinue as of 6/04/02	DREAMWEAVER ULTRADEV
UDM40D01	Dreamweaver UltraDev 4.0 Mac Full	$399.00
UDW40D01	Dreamweaver UltraDev 4.0 Win Full	$399.00
UDM40D10	Dreamweaver UltraDev 4.0 Mac Upg. From UltraDev 1	$149.00
UDW40D10	Dreamweaver UltraDev 4.0 Win Upg. From UltraDev 1	$149.00
UDM40D13	Dreamweaver UltraDev 4.0 Mac Upg. From Dreamweaver	$299.00
UDW40D13	Dreamweaver UltraDev 4.0 Win Upg. From Dreamweaver	$299.00
Discontinue as of 6/04/02	ULTRADEV/FIREWORKS STUDIO
WUM40D01	UltraDev 4.0/Fireworks 4.0 Studio Mac	$499.00
WUW40D01	UltraDev 4.0/Fireworks 4.0 Studio Win	$499.00
WUM40D10	UltraDev 4.0/Fireworks 4.0 Studio Mac Upg. From UltraDev	$199.00
WUW40D10	UltraDev 4.0/Fireworks 4.0 Studio Win Upg. From UltraDev	$199.00
WUM40D13	UltraDev 4.0/Fireworks 4.0 Studio Mac Upg. From Dreamweaver	$399.00
WUW40D13	UltraDev 4.0/Fireworks 4.0 Studio Win Upg. From Dreamweaver	$399.00
Discontinue as of 6/04/02	COLDFUSION ULTRADEV STUDIO
WCW050D000	ColdFusion 5.0/UltraDev 4.0 Studio Full	$399.00
WCW050D100	ColdFusion 5.0/UltraDev 4.0 Studio Upgrade from UD or CFS	$299.00
WCW050D150	ColdFusion 5.0/UltraDev 4.0 Studio Upgrade from DW	$399.00
WCW050D170	ColdFusion 5.0/UltraDev 4.0 Studio Upgrade from HS	$499.00
Discontinue as of 6/10/02	AUTHORWARE eLEARNING 1.0 STUDIO(AW6.0/DW4/FL5)
WAW060D000	Authorware eLearning 1.0 Studio Full	$2,999.00
WAW060D100	Authorware eLearning 1.0 Studio Upgrade from AW3.x or 4.x	$1,099.00
WAW060D150	Authorware eLearning 1.0 Studio Upgrade from AW5.x	$899.00
DISCONTINUE AS OF 5/13/02
SIW010D005	Sitespring Server Win + 5-User Pack Full	$999.00
SIW010D010	Sitespring Server Win + 10-User Pack Full	$1,995.00
SIW010D021	Sitespring Server Win 1-User Additional License	$119.00
DISCONTINUE AS OF 5/13/02
JR-30STU-XX-US	JRun Studio 3.0/3.1 (packaged)	$495.00
UPG-HSPXX-JRSTU	Upgrade from HomeSite 4.x to JRun Studio 3.0/3.1 (packaged)	$395.00
JR-30P01-XX-US	JRun Server 3.0/3.1 Professional—1 CPU License (packaged)	$795.00

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
JR-30P02-XX-US	JRun Server 3.0/3.1 Professional—2 CPU License (packaged)	$1,495.00
JR-30P04-XX-US	JRun Server 3.0/3.1 Professional—4 CPU License (packaged)	$2,995.00
JR-30A01-XX-US	JRun Server 3.0/3.1 Advanced—1 CPU License (packaged)	$1,995.00
JR-30A02-XX-US	JRun Server 3.0/3.1 Advanced—2 CPU License (packaged)	$3,695.00
JR-30E01-XX-US	JRun Server 3.0/3.1 Enterprise—1 CPU License (packaged)	$4,995.00
JR-30E02-XX-US	JRun Server 3.0/3.1 Enterprise—2 CPU License (packaged)	$9,195.00
PS2-30P01-XX-US	JRun Server 3.0/3.1 Professional—1 CPU License w/2 Year Subscription	$1,110.00
PS2-30P02-XX-US	JRun Server 3.0/3.1 Professional—2 CPU License w/2 Year Subscription	$2,090.00
PS2-30P04-XX-US	JRun Server 3.0/3.1 Professional—4 CPU License w/2 Year Subscription	$4,190.00
PS2-30A01-XX-US	JRun Server 3.0/3.1 Advanced—1 CPU License w/2 Year Subscription	$2,790.00
PS2-30A02-XX-US	JRun Server 3.0/3.1 Advanced—2 CPU License w/2 Year Subscription	$5,170.00
PS2-30E01-XX-US	JRun Server 3.0/3.1 Enterprise—1 CPU License w/2 Year Subscription	$6,990.00
PS2-30E02-XX-US	JRun Server 3.0/3.1 Enterprise—2 CPU License w/2 Year Subscription	$12,890.00
UPG-JRP30-J30A01	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Advanced—1 CPU (packaged)	$1,200.00
UPG-JRP30-J30A02	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Advanced—2 CPU (packaged)	$2,200.00
UPG-JRP30-J30E01	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Enterprise—1 CPU License (packaged)	$4,200.00
UPG-JRP30-J30E02	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Enterprise—2 CPU License (packaged)	$7,700.00
UPG-JRA30-J30E01	Upgrade from JRun Server 3.0/3.1 Advanced to 3.0/3.1 Enterprise—1 CPU (packaged)	$3,000.00
UPG-JRA30-J30E02	Upgrade from JRun Server 3.0/3.1 Advanced to 3.0/3.1 Enterprise—2 CPU (packaged)	$5,500.00
PS2-JRP30-J30A01	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Advanced—1 CPU (packaged) w/2 Year Subscription	$1,995.00
PS2-JRP30-J30A02	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Advanced—2 CPU (packaged) w/2 Year Subscription	$3,675.00
PS2-JRP30-J30E01	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Enterprise—1 CPU License (packaged) w/2 Year Subscription	$6,195.00
PS2-JRP30-J30E02	Upgrade from JRun Server 3.0/3.1 Professional to 3.0/3.1 Enterprise—2 CPU License (packaged) w/2 Year Subscription	$11,375.00
PS2-JRA30-J30E01	Upgrade from JRun Server 3.0/3.1 Advanced to JRun Server 3.0/3.1 Enterprise—1 CPU (packaged) w/2 Year Subscription	$4,995.00
PS2-JRA30-J30E02	Upgrade from JRun Server 3.0/3.1 Advanced to JRun Server 3.0/3.1 Enterprise—2 CPU (packaged) w/2 Year Subscription	$9,175.00
JR-DOC-30	JRun 3.0/3.1 Documentation Set	$50.00
Discontinue as of 04/01/02—Dreamweaver Promotions
COMP. UPGRADES
DWM40D30	Dreamweaver 4.0 Mac Comp. Upgrade	$199.00
DWW40D30	Dreamweaver 4.0 Win Comp. Upgrade	$199.00
WBM40D30	Dreamweaver 4.0/Fireworks 4.0 Studio Mac Comp. upgrade	$249.00
WBW40D30	Dreamweaver 4.0/Fireworks 4.0 Studio Win Comp. Upgrade	$249.00
ACCESS TRADE UP OFFER	The promotion starts on Sept 1 extended through March 31st, 2002 or while supplies last
UDM40D35	Dreamweaver UltraDev 4.0 Mac Access Trade Up Offer	$399.00
UDW40D35	Dreamweaver UltraDev 4.0 Win Access Trade Up Offer	$399.00
WUM40D35	Dreamweaver Ultradev 4.0/Fireworks 4.0 Studio Mac Access Trade Up Offer	$499.00
WUW40D35	Dreamweaver Ultradev 4.0/Fireworks 4.0 Studio Win Access Trade Up Offer	$499.00
Discontinue as of 03/19/02 (FCS)—Flash 5.0 Commercial
FLM50D01	Flash 5.0 Mac	$399.00
FLW50D01	Flash 5.0 Win	$399.00
FLM50D10	Flash 5.0 Mac Upgrade	$149.00
FLW50D10	Flash 5.0 Win Upgrade	$149.00
Discontinue as of 03/04/02—Flash 5.0/FreeHand 10.0 Studio Commercial
WHM050D000	Flash 5.0/FreeHand 10.0 Studio Mac Full	$499.00
WHW050D000	Flash 5.0/FreeHand 10.0 Studio Win Full	$499.00
WHM050D100	Flash 5.0/FreeHand 10.0 Studio Mac Upgrade	$199.00
WHW050D100	Flash 5.0/FreeHand 10.0 Studio Win Upgrade	$199.00
Discontinue as of 02/04/02—Generator 2.0 and Flash 5.0/Generator 2.0 Studio Commercial
GED20D01	Generator 2.0 Enterprise Full	$2,999.00
GED20D10	Generator 2.0 Enterprise Upgrade from Developer Edition	$1,799.00
GED20D65	Generator 2.0 enterprise Full Partner (AUTHORIZED RESELLERS ONLY)	$2,999.00
GDL20D01	Generator 2.0 Developer Edition Linux	$999.00
GDS20D01	Generator 2.0 Developer Edition Solaris	$999.00
GDW20D01	Generator 2.0 Developer Edition Windows NT	$999.00
WNM50D01	Flash 5.0 Mac/Generator 2.0 DevEdition	$1,099.00
WNW50D01	Flash 5.0 Win/Generator 2.0 DevEdition	$1,099.00
FLM50D15	Flash 5.0 Mac Upgrade w/GEN2 DevEdition	$648.00
FLW50D15	Flash 5.0 Win Upgrade w/GEN2 DevEdition	$648.00
SIW010D003	Sitespring Win Server + 3-User Full Commercial	$1,999.00
SIW010D025	Sitespring Win 5-User Add-On Full Commercial	$1,999.00
TRN-CFSKLB-CD	SkillBuilding ColdFusion Interactive Training—CDROM	$295.00
AGM20D01	Attain Objects Mac	$199.00
AGW20D01	Attain Objects Win	$199.00
AGM20D65	Attain Objects with Dreamweaver Mac	$499.00

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
AGW20D65	Attain Objects with Dreamweaver Win	$499.00
WAM35D01	Authorware Interactive Studio Mac	$1,999.00
WAW35D01	Authorware Interactive Studio Win	$1,999.00
WAM40D01	Authorware 4.0 Win	$1,999.00
APW40D99	Authorware Interactive Studio 4.0 Win	$2,999.00
APW40D02	Authorware Interactive Studio 4.0 Mac	$2,999.00
APW50D01	Authorware 5.0 Attain Win	$2,699.00
APW50D10	Authorware 5.0 Attain Win Upgrade	$649.00
APW50D15	Authorware 5 Attain Upgrade/Dreamweaver Attain Bundle	$999.00
APW50D65	Authorware/Dreamweaver Attain Win	$2,999.00
APW51D01	Authorware 5.1 Win Commercial	$2,699.00
APM40D01	Authorware 4.0 Mac	$1,999.00
APW51D10	Authorware 5.1 Win Commercial Upgrade	$499.00
ACM10D01	Action 1.0 Mac	$149.00
ACW30D01	Action 3.0 Win	$149.00
ACW30D11	Action! Bundle 3.0 Win	$229.00
APM40D01	Authorware 4.0 Mac	$1,999.00
APW52D01	Authorware 5.2 Win Commercial	$2,699.00
APW52D15	Authorware 5.2 Win Upgrade from3.0 or 4.0	$499.00

BKW10D01	BackStage Designer Plus	$99.00
BKW10D11	BackStage Desktop Studio	$499.00
BKW20D01	Backstage Internet Studio 2.0 Desktop Win	$299.00
BKW20D11	Backstage Internet Studio 2.0 Desktop Win Upgrade	$99.00
BKW20D02	Backstage Internet Studio 2.0 Enterprise Win	$999.00
BKW20D12	Backstage Internet Studio 2.0 Enterprise Win Upgrade	$499.00

CBM30D01	CourseBuilder for DW Mac	$199.00
CBW30D01	CourseBuilder for DW Win	$199.00
CBD30D90	CourseBuilder for DW Doc Set	$30.00
CBM30D65	CourseBuilder/DW 3 Mac Bundle	$499.00
CBW30D65	CourseBuilder/DW 3 Win Bundle	$499.00

DKM25D01	DeckII 2.5	$329.00
DKM25D07	Deck II 2.5 Upgrade	$99.00
DRW70D10	Director 7.0 Upgrade Win	$449.00
DRM70D10	Director 7.0 Upgrade Mac	$449.00
WDM70D03	Director 7.0 Shockwave Internet Studio Mac	$999.00
WDM70D13	Director 7.0 Shockwave Internet Studio Mac Upgrade	$499.00
WDW70D03	Director 7.0 Shockwave Internet Studio Win	$999.00
WDW70D13	Director 7.0 Shockwave Internet Studio Win Upgrade	$499.00
WDW70D01	Director 7.0 Shockwave Internet Studio Win	$999.00
WDM70D01	Director 7.0 Shockwave Internet Studio Mac	$999.00
WDW70D10	Director 7.0 Shockwave Internet Studio Win Upgrade	$499.00
WDM70D10	Director 7.0 Shockwave Internet Studio Mac Upgrade	$499.00
WDM80D02	DSS 8.0 Mac Full	$999.00
WDW80D02	DSS 8.0 Win Full	$999.00
WDM80D12	DSS 8.0 Mac Upgrade (from 6.5 down to 5.0)	$499.00
WDW80D12	DSS 8.0 Win Upgrade (from 6.5 down to 5.0)	$499.00
WDM80D17	DSS 8.0 Mac Upgrade (from 7.0 or higher)	$399.00
WDW80D17	DSS 8.0 Win Upgrade (from 7.0 or higher)	$399.00
WDM80D02	DSS 8.0 Mac Full	$999.00
WDW80D02	DSS 8.0 Win Full	$999.00
	OPTION 1: From Director 6.5, or Director 6, or 5
WDM80D12	DSS 8.0 Mac Upgrade (from 6.5 down to 5.0)	$499.00
WDW80D12	DSS 8.0 Win Upgrade (from 6.5 down to 5.0)	$499.00
	OPTION 2: From Director 7, or DSS 7
WDM80D17	DSS 8.0 Mac Upgrade (from 7.0 or higher)	$399.00
WDW80D17	DSS 8.0 Win Upgrade (from 7.0 or higher)	$399.00
	NOTE: Director 4 or earlier cannot upgrade
TRDMBL01	Director Basics & Lingo Essentials

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
DRW65D10	Director 6.5 Upgrade Win	$399.00
DRM65D10	Director 6.5 Upgrade Mac	$399.00
WDW65D01	DMS 6.5 CD Win	$999.00
WDM65D01	DMS 6.5 CD Mac	$999.00
WDW65D10	DMS 6.5 Upgrade CD Win	$499.00
WDM65D10	DMS 6.5 Upgrade CD Mac	$499.00
DRW65D80	Director 6.5 Updater Win	$199.00
DRM65D80	Director 6.5 Updater Mac	$199.00
DRM60D10	Director 6 Upgrade Mac	$399.00
DRW60D10	Director 6 Upgrade Win	$399.00
WDM60D01	Director 6 Multimedia Studio Mac	$999.00
WDM60D10	Director 6 Multimedia Studio Mac Upgrade	$499.00
WDW60D01	Director 6 Multimedia Studio Win	$999.00
WDW60D10	Director 6 Multimedia Studio Win Upgrade	$499.00
DRM50D01	Director 5 Mac	$849.00
DRM50D08	Director 5 Mac Upgrade	$399.00
DRW50D01	Director 5 Win	$849.00
DRW50D08	Director 5 Win Upgrade	$399.00
WDM20D01	Director Multimedia Studio 2 Mac	$999.00
WDM20D08	Director Multimedia Studio 2 Mac Upgrade	$499.00
WDW20D01	Director Multimedia Studio 2 Win	$999.00
WDW20D08	Director Multimedia Studio 2 Win Upgrade	$499.00
DAW10D01	Dreamweaver Attain 1.0 Win Full	$799.00

DWW12D01	Dreamweaver 1.2 Win Commercial	$299.00
DWM12D01	Dreamweaver 1.2 Mac Commercial	$299.00
DWW20D01	Dreamweaver 2.0 Win Commercial	$299.00
DWM20D01	Dreamweaver 2.0 Mac Commercial	$299.00
DWW20D10	Dreamweaver 2.0 Win Upgrade	$129.00
DWM20D10	Dreamweaver 2.0 Mac Upgrade	$129.00
DWM20D31	Dreamweaver 2.0 Mac Competitive Upgrade	$199.00
DWM30D01	Dreamweaver 3 Mac Full Commercial	$299.00
DWW30D01	Dreamweaver 3 Win Full Commercial	$299.00
DWM30D10	Dreamweaver 3 Mac Upgrade	$129.00
DWW30D10	Dreamweaver 3 Win Upgrade	$129.00
DWM30D30	Dreamweaver 3 Mac Competitive Upgrade	$199.00
DWW30D30	Dreamweaver 3 Win Competitive Upgrade	$199.00
DWM12D65	Dreamweaver 1.2/Fireworks 1.0 Mac Bundle
DWW12D65	Dreamweaver 1.2/Fireworks 1.0 Win Bundle
DWM20D65	Dreamweaver/Fireworks Bundle Mac Full	$399.00
DWW20D65	Dreamweaver/Fireworks Bundle Win Full	$399.00
DWM20D15	Dreamweaver 2.0 Upg/Fireworks 1.0 Mac*	$228.00
DWW20D15	Dreamweaver 2.0 Upg/Fireworks 1.0 Win*	$228.00
DWM20D60	Dreamweaver 2/Fireworks 2 Studio Mac Full	$399.00
DWW20D60	Dreamweaver 2/Fireworks 2 Studio Win Full	$399.00
WBM30D01	Dreamweaver 3/Fireworks 3 Studio Mac	$399.00
WBW30D01	Dreamweaver 3/Fireworks 3 Studio Win	$399.00
WBM30D15	DW3/FW3 Studio Mac Upgrade from DW or FW	$249.00
WBW30D15	DW3/FW3 Studio Win Upgrade from DW or FW	$249.00
WBM30D10	DW3/FW3 Studio Mac Upgrade from both DW/FW Studio	$199.00
WBW30D10	DW3/FW3 Studio Win Upgrade from both DW/FW Studio	$199.00

UDM10D01	Dreamweaver UltraDev Mac Full	$599.00
UDW10D01	Dreamweaver UltraDev Win Full	$599.00
SPECIAL OFFER	Dreamweaver UltraDev Special Offer for Dreamweaver 3 Customers
UDM10D13	Dreamweaver UltraDev Mac special offer from DW 3.0	$299.00
UDW10D13	Dreamweaver UltraDev Win special offer from DW 3.0	$299.00
UDW10D10	Dreamweaver UltraDev Win Upg from any Drumbeat2000	$99.00
BDW10D01	Drumbeat 2000 ASP Standalone	$399.00
BDW10D03	Drumbeat 2000 eCommerce Edition	$499.00

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
BDW10D05	Drumbeat 2000 JSP Edition	$399.00
FWM10D30	Fireworks 1.0 Trade-up Mac	$199.00
FWW10D30	Fireworks 1.0 Trade-up Win	$199.00
ETM10D01	Extreme 3-D Mac	$499.00
ETM10D07	Extreme 3-D Mac Competitive Upgrade	$199.00
ETM10D09	Extreme 3-D Mac Upgrade	$199.00
ETW10D01	Extreme 3-D Win	$329.00
ETW10D07	Extreme 3-D Win Competitive Upgrade	$199.00
ETW10D09	Extreme 3-D Win Upgrade	$199.00
ETM20D01	Extreme 3D Mac 2.0	$399.00
ETM20D07	Extreme 3D Mac 2.0 Promo/Comp Upgrade	$199.00
ETM20D09	Extreme 3D Mac 2.0 Upgrade	$149.00
ETW20D01	Extreme 3D 2.0 Win	$399.00
ETW20D09	Extreme 3D 2.0 Win Upgrade	$149.00
ETW20D07	Extreme 3D 2.0 Win Promo/Comp Upgrade	$199.00
FWM10D01	Fireworks 1.0 Mac	$299.00
FWW10D01	Fireworks 1.0 Win	$299.00
FWM20D01	Fireworks 2.0 Mac	$199.00
FWW20D01	Fireworks 2.0 Win	$199.00
FWM20D10	Fireworks 2.0 Mac Upgrade	$129.00
FWW20D10	Fireworks 2.0 Win Upgrade	$129.00
FWM30D01	Fireworks 3 Mac Full	$199.00
FWW30D01	Fireworks 3 Win Full	$199.00
FWM30D10	Fireworks 3 Mac Upgrade	$99.00
FWW30D10	Fireworks 3 Win Full Upgrade	$99.00
FLD10D01	Flash 1.0	$249.00
FLM30D01	Flash 3.0 Mac Comm	$299.00
FLM30D10	Flash 3.0 Mac Upg	$99.00
FLW30D01	Flash 3.0 Win Comm	$299.00
FLW30D10	Flash 3.0 Win Upg	$99.00
FLM40D01	Flash 4 Mac Comm	$299.00
FLW40D01	Flash 4 Win Comm	$299.00
FLM40D10	Flash 4 Mac Upgrade	$129.00
FLW40D10	Flash 4 Win Upgrade	$129.00
WFM90D01	Flash 4 FreeHand 9 Studio Mac Full Commercial	$499.00
WFW90D01	Flash 4 FreeHand 9 Studio Win Full Commercial	$499.00
WFM90D10	Flash 4 FreeHand 9 Studio Mac Upgrade	$199.00
WFW90D10	Flash 4 FreeHand 9 Studio Win Upgrade	$199.00
WHM50D01	Flash 5 FreeHand Studio Mac Full Comm	$599.00
WHW50D01	Flash 5 FreeHand Studio Win Full Comm	$599.00
WHM50D10	Flash 5 FreeHand 9 Studio Mac Upgrade	$249.00
WHW50D10	Flash 5 FreeHand 9 Studio Win Upgrade	$249.00

FHM55D14	FreeHand 5.5 (Meta) Comp Upg Mac	$149.00
FHM55D12	FreeHand 5.5 (Meta) Upg from 5.0 Mac	$79.00
FHM55D13	FreeHand 5.5 (Meta) Upg from 4.x Mac	$149.00
FHM55D06	FreeHand 5.5 (Meta) 5 Pak Mac	$1,699.00
FHW50D09	FreeHand 5.0 Upgrade Win	$149.00
FHW50D11	FreeHand 5.0 Competitive Upgrade Win	$149.00
FHW50D05	FreeHand 5.0 Win 5-pak	$1,699.00
FHM55D02	FreeHand 5.5 (Meta) Mac	$99.00
WFM20D01	FreeHand Graphic Studio Mac	$449.00
WFM20D06	FreeHand Graphic Studio Mac upgrade	$299.00
WFW20D01	FreeHand Graphic Studio Win	$449.00
WFW20D06	FreeHand Graphic Stdio Win upgrade	$299.00
FHM70D01	FreeHand 7 Mac	$399.00
FHM70D10	FreeHand 7 Upgrade Mac	$149.00
FHM70D30	FreeHand 7 Comp Upg Mac	$149.00
FHW50D01	FreeHand 5.0 Win	$99.00
FHW70D01	FreeHand 7 Win	$399.00
FHW70D10	FreeHand 7 Upgrade Win	$149.00

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
FHW70D30	FreeHand 7 Comp Upg Win	$149.00
WFM70D01	FreeHand Graphic Studio 7 Mac	$499.00
WFM70D10	FreeHand Graphic Studio 7 Mac Upg	$199.00
WFM70D30	FreeHand Graphic Stuido 7 Mac Comp Upg	$249.00
WFW70D01	FreeHand Graphic Stuido 7 Win	$449.00
WFW70D10	FreeHand Graphic Studio 7 Win Upg	$199.00
WFW70D30	FreeHand Graphic Stuido 7 Win Comp Upg	$249.00
FHM80D04	Freehand Design in Motion Mac Full	$499.00
FHM80D14	Freehand Design in Motion Mac Upgrade	$299.00
FHW80D04	Freehand Design in Motion Win Full	$499.00
FHW80D14	Freehand Design in Motion Win Upgrade	$299.00
FHM80D01	Freehand 8 Mac Full	$399.00
FHM80D10	Freehand 8 Mac Upgrade	$149.00
FHM80D30	Freehand 8 Mac Comp Upgrade	$199.00
FHW80D01	Freehand 8 Win Full	$399.00
FHW80D10	Freehand 8 Win Upgrade	$149.00
FHW80D30	Freehand 8 Win Comp Upgrade	$199.00
FHM90D01	FreeHand 9 Mac Full Commercial (N. America)	$399.00
FHW90D01	FreeHand 9 Win Full Commercial (N. America)	$399.00
UPGRADES
FHM90D10	FreeHand 9 Mac Commercial Upgrade	$149.00
FHW90D10	FreeHand 9 Win Commercial Upgrade	$149.00
COMPETITIVE UPGRADES	QUALIFYING: From Adobe Illustrator or Corel Draw
FHM90D30	FreeHand 9 Mac Competitive Upgrade	$169.00
FHW90D30	FreeHand 9 Win Competitive Upgrade	$169.00
FGW20D70	Generator 2.0 Win NT Server/Supp/Maint	$4,298.00
FGX20D70	Generator 2.0 Solaris Server/Supp/Maint	$4,298.00
FGW20D75	Generator 2.0 NT Server/Supp/Maint for VARs	$4,298.00
FGX20D75	Generator 2.0 Solaris Server/Supp/Maint for VARs	$4,298.00
	KAWA
KW-PRO50-NT-E	Kawa 5.0 Professional (packaged)	$129.00
KW-ENT50-NT-E	Kawa 5.0 Enterprise (packaged)	$695.00
UPG-KW-P3X-P50-E	Upgrade from Kawa 3.x Professional to 5.0 Professional (packaged)	$70.00
UPG-KW-P40-P50-E	Upgrade from Kawa 4.0 Professional to 5.0 Professional (packaged)	$55.00
UPG-KW-P3X-E50-E	Upgrade from Kawa 3.x Professional to 5.0 Enterprise (packaged)	$650.00
UPG-KW-P40-E50-E	Upgrade from Kawa 4.0 Professional to 5.0 Enterprise (packaged)	$620.00
UPG-KW-P50-E50-E	Upgrade from Kawa 5.0 Professional to 5.0 Enterprise (packaged)	$565.00
ED-STU-KW-PK	Education Student Pack—Kawa 5.0 Professional	$35.00

SKM10D01	Smart Sketch Mac	$49.00
SKW10D01	Smart Sketch Win	$49.00
SSM20D11	SoundEdit 16 plus Deck II	$379.00
SSM20D19	SoundEdit 16 Plus Deck II Upgrade	$199.00
UDM10D60	UltraDev 1/FW3 Mac Studio	$699.00
UDW10D60	UltraDev 1/FW3 Win Studio	$699.00
WAW52D02	Web Learning Studio	$2,999.00
WAW52D12	Web Learning Studio Win Upgrade from Authorware 5.0	$499.00
WAW52D17	Web Learning Studio Win Upgrade from Authorware 3.0 or 4.0	$799.00
WAW52D02	Web Learning Studio	$2,999.00
WAW52D12	Web Learning Studio Win Upgrade from Authorware 5.0	$499.00
WAW52D17	Web Learning Studio Win Upgrade from Authorware 3.0 or 4.0	$799.00

REM20D01	xRes 2.0 Mac	$499.00
REM20D07	xRes 2.0 Comp Upgrade Mac	$199.00
REW20D01	xRes 2.0 Win	$329.00
REW20D07	xRes 2.0 Comp upgrade Win	$199.00
REM30D01	xRes 3 Mac	$399.00
REM30D09	xRes 3 Mac Upg	$99.00
REM30D07	xRes 3 Mac Comp Upg	$199.00
REW30D01	xRes 3 Win	$399.00

MACROMEDIA COMMERCIAL DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

MACROMEDIA SKU	DESCRIPTION	SRP
REW30D09	XRes 3 Win Upg	$99.00
REW30D07	XRes 3 Win Comp Upg	$199.00

APM40D01	Authorware 4.0 Mac	$1,999.00
APW40D01	Authorware 4.0 Win	$1,999.00
WAM40D01	Authorware Interactive Studio 4.0 Mac	$2,999.00
WAW40D01	Authorware Interactive Studio 4.0 Win	$2,999.00
BKW20D02	Backstage Internet Studio Enterprise 2.0	$999.00
APW40D99	Authorware Synergy	$495.00

APM35D01	Authorware 3.5 Mac	$1,999.00
APW35D01	Authorware 3.5 Win	$1,999.00
WAM35D01	Authorware Interactive Studio Mac	$1,999.00
WAW35D01	Authorware Interactive Studio Win	$1,999.00
BKW10D31	Backstage Enterprise Studio (Single unit) Win	$2,999.00
Kit made by dist	Backstage Enterprise Sudio (Initial Buy qty 2)	$5,998.00
DRM50D01	Director 5 Mac	$849.00
DRW50D01	Director 5 Win	$849.00
WDM20D01	Director Multimedia Studio 2 Mac
WDW20D01	Director Multimedia Studio 2 Win
ETM10D01	Extreme 3D Mac	$499.00
ETW10D01	Extreme 3D win	$329.00
SSM20D01	SoundEdit 16 ver2	$299.00
DWD30D90	Dreamweaver 3 MP Doc Set

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST

	MACROMEDIA RICH MEDIA TOOLS
Macromedia SKU	DESCRIPTION	EDUC SRP	ED DIST PRICE	UPC	DIMENSION	WEIGHT	CASE PACK	MEDIA
	AUTHORWARE WIN ONLY
APW065D400	Authorware 6.5 Stand-alone Education Box	$349.00	* *	0-44431-28208-6	8" x 9.75" x 1.75"		10
	ELEARNING SUITE WIN ONLY
WAW066D405	eLearning Suite Educational (AW6.5/DWMX/FLMX)	$499.00	* *	0-44431-27805-8	8" x 9.75" x 2.5"	4lbs	7
	DIRECTOR
DRM090D400	Director MX Mac Education	$499.00	* *	0-44431-33756-4	8" x 9.75" x 3.5"	5lbs. 8oz.	7
DRW090D400	Director MX Win Education	$499.00	* *	0-44431-34007-6	8" x 9.75" x 3.5"	5lbs. 8oz.	7
	FLASH
FLW060D400	Flash MX Win Education	$99.00	* *	0-44431-30607-2	8" x 9.75" x 1.75"	1.5lbs.	10	CD
FLM060D400	Flash MX Mac Education	$99.00	* *	0-44431-30718-5	8" x 9.75" x 1.75"	1.5lbs.	10	CD
	FONTOGRAPHER
FTW41D40	Fontographer 4.1 Win Education	$129.00	* *	0-44431-82104-9	8 2/16" x 9 10/16" x 2 10/16"	3 lbs	5	CD
FTM41D40	Fontographer 4.1 Mac Education	$129.00	* *	0-44431-81010-4	9.5x8x2.5	3 lbs	5	CD
FTW41D09	Fontographer 4.1 Win Education Upgrade	$99.00	* *	0-44431-82102-5	9.5x8x2.5	3 lbs	5	CD
FTM41D09	Fontographer 4.1 Mac Education Upgrade	$99.00	* *	0-44431-81001-2	9.5x8x2.5	3 lbs	5	CD
	FREEHAND
FHM110D400	FreeHand MX Mac Education	$99.00	* *	0-44431-35021-1	8" x 9.75" x 1.75"	1.0 lbs.	10
FHW110D400	FreeHand MX Win Education	$99.00	* *	0-44431-52010-2	8" x 9.75" x 1.75"	1.0 lbs.	10
	SOUND EDIT
SSM20D40	Sound Edit 16.0 Mac Education	$249.00	* *	0-44431-07112-3	8 2/16" x 9 10/16"x 2 10/16"	3 lbs	5	CD
SSM20D50	Sound Edit 16.0 Mac Education Upgrade	$199.00	* *	0-44431-07114-7	8 2/16" x 9 10/16"x 2 10/16"	3 lbs	5	CD
SSM20D46	Sound Edit 16.0 Mac 10-pack Education	$1,245.00	* *	0-44431-07113-0				CD

	MACROMEDIA DREAM TOOLS
Macromedia SKU	DESCRIPTION	EDUC SRP	ED DIST PRICE	UPC	DIMENSION	WEIGHT	CASE PACK	MEDIA
CTW010D400	Contribute Education	$79.00	* *	0-44431-61203-6	8" x 9.75" x 1.75"	1.0 lbs.	10
	DREAMWEAVER
DWM060D400	Dreamweaver MX Mac Education	$99.00	* *	0-44431-33648-2	8" x 9.75" x 1.75"	1.5 lbs.	10
DWW060D400	Dreamweaver MX Win Education	$99.00	* *	0-44431-33656-7	8" x 9.75" x 1.75"	1.5 lbs.	10
	FIREWORKS
FWM060D400	Fireworks MX Mac Education	$99.00	* *	0-44431-69007-2	8" x 9.75" x 1.75"	1.5 lbs.	10
FWW060D400	Fireworks MX Win Education	$99.00	* *	0-44431-69235-9	8" x 9.75" x 1.75"	1.5 lbs.	10
	MACROMEDIA STUDIO MX
WSM061D400	Macromedia Studio MX 1.1 Mac Education (DWMX/FWMX/FLMX/FHMX)	$199.00	* *	0-44431-36009-8	8" x 9.75" x 1.75"	2.0 lbs.	10
WSW061D400	Macromedia Studio MX 1.1 Win Education (DWMX/FWMX/FLMX/FHMX/CF MX Developer Edition )	$199.00	* *	0-44431-41520-0	8" x 9.75" x 1.75"	2.0 lbs.	10

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST

	MACROMEDIA SERVER
Macromedia SKU	DESCRIPTION (All Macromedia JRun platforms on one CD: details at bottom)	EDUC SRP	ED DIST PRICE	UPC	DIMENSION	WEIGHT	CASE PACK	MEDIA
CPD060D400	ColdFusion MX Server Pro Education	$859.00	* *	0-44431-43509-3	8" x 9.75" x 1.75"	3.0 lbs.
CED060D400	ColdFusion MX Server Ent Education	$3,299.00	* *	0-44431-43007-4	8" x 9.75" x 1.75"	3.0 lbs.
CFD060D401	ColdFusion MX for JRun MP Education—1 CPU	$2,249.00	* *	0-44431-43607-6	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D402	ColdFusion MX for JRun MP Education—2 CPU	$4,498.00	* *	0-44431-43609-0	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D411	ColdFusion MX for WebSphere Education—1 CPU	$2,249.00	* *	0-44431-43624-3	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D412	ColdFusion MX for WebSphere Education—2 CPU	$4,498.00	* *	0-44431-43626-7	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D421	ColdFusion MX for Sun ONE Education—1 CPU	$2,249.00	* *	0-44431-43642-7	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D422	ColdFusion MX for Sun ONE Education—2 CPU	$4,498.00	* *	0-44431-43644-1	8" x 9.75" x 1.75"	3.0 lbs.	10
Contact MM Sales at 617.219.2500	Spectra 1.5 for Windows (Requires ColdFusion Server Enterprise for Win, purchased separately)
Contact MM Sales at 617.219.2500	Spectra 1.5 for Solaris (Requires ColdFusion Server Enterprise for Solaris, purchased separately)
JRD040D401	JRun 4 Win/ Linux/ Unix Education 1CPU	$599.00	* *	0-44431-32815-9	8" x 9.75" x 1.75"	1.5 lbs.	10
JRD040D402	JRun 4 Win/ Linux/ Unix Education 2CPU	$1,199.00	* *	0-44431-32816-6	8" x 9.75" x 1.75"	1.5 lbs.	10
JRD040D404	JRun 4 Win/ Linux/ Unix Education 4CPU	$2,399.00	* *	0-44431-32818-0	8" x 9.75" x 1.75"	1.5lbs.	10
SED015D400	Flash Communication Server MX 1.5 Personal Edition Education	$329.00	* *	0-44431-25408-3	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D400	Flash Communication Server MX 1.5 Professional Edition Education	$2,970.00	* *	0-44431-25419-9	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D450	Flash Communication Server MX 1.5 Professional Edition Education 90 Day Unlimited Capacity Pack	$4,950.00	* *	0-44431-25423-6	7" x 9" x .25"	8 oz.	10
RFD010D401	Flash Remoting MX Education 1-CPU	$659.00	* *	0-44431-70109-9	8" x 9.75" x 1.75"	1.0 lbs.	10	0.8
RFD010D402	Flash Remoting MX Education 2-CPU	$1,318.00	* *	0-44431-70112-9	8" x 9.75" x 1.75"	1.0 lbs.	10	0.8
RFD010D404	Flash Remoting MX Education 4-CPU	$2,636.00	* *	0-44431-70115-0	8" x 9.75" x 1.75"	1.0 lbs.	10	0.8
	Product with Subscriptions
CPD060D640	ColdFusion MX Server Pro Education w/2 Yr Sub	$1,199.00	* *	0-44431-43516-1	8" x 9.75" x 1.75"	3.0 lbs.
CED060D640	ColdFusion MX Server Ent Education w/2 Yr Sub	$4,599.00	* *	0-44431-43020-3	8" x 9.75" x 1.75"	3.0 lbs.
CFD060D641	ColdFusion MX for JRun MP Education—1 CPU w/2 Yr Sub	$3,149.00	* *	0-44431-43616-8	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D642	ColdFusion MX for JRun MP Education—2 CPU w/2 Yr Sub	$6,298.00	* *	0-44431-43618-2	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D643	ColdFusion MX for WebSphere Education—1 CPU w/2 Yr Sub	$3,149.00	* *	0-44431-43633-5	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D644	ColdFusion MX for WebSphere Education—2 CPU w/2 Yr Sub	$6,298.00	* *	0-44431-43635-9	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D645	ColdFusion MX for Sun ONE Education—1 CPU w/2 Yr Sub	$3,149.00	* *	0-44431-43648-9	8" x 9.75" x 1.75"	3.0 lbs.	10
CFD060D646	ColdFusion MX for Sun ONE Education—2 CPU w/2 Yr Sub	$6,298.00	* *	0-44431-43649-6	8" x 9.75" x 1.75"	3.0 lbs.	10
SFD015D640	Flash Communication Server MX 1.5 Professional Edition Education w/2 Yr Sub	$4,175.00	* *	0-44431-25427-4	8" x 9.75" x 1.75"	1.0 lbs.	10
RFD010D641	Flash Remoting MX Education 1-CPU w/2 Yr Sub	$923.00	* *	0-44431-70125-9	8" x 9.75" x 1.75"	1.0 lbs.	10	0.8
RFD010D642	Flash Remoting MX Education 2-CPU w/2 Yr Sub	$1,845.00	* *	0-44431-70127-3	8" x 9.75" x 1.75"	1.0 lbs.	10	0.8
RFD010D644	Flash Remoting MX Education 4-CPU w/2 Yr Sub	$3,690.00	* *	0-44431-70129-7	8" x 9.75" x 1.75"	1.0 lbs.	10	0.8
	Product Upgrades—Upgrades check for previously installed versions (back to versions: Macromedia ColdFusion/Macromedia HomeSite 4.0 & Macromedia JRun 2.3.3)
CPD060D500	ColdFusion MX Server Pro Education Upgrade from ColdFusion 4.5/5 Pro	$429.00	* *	0-44431-43511-6	8" x 9.75" x 1.75"	3.0 lbs.
CED060D500	ColdFusion MX Server Ent Education Upgrade from ColdFusion 4.5/5 Ent	$1,649.00	* *	0-44431-43009-8	8" x 9.75" x 1.75"	3.0 lbs.
CED060D510	ColdFusion MX Server Ent Education Upgrade from ColdFusion 4.5/5 Pro	$3,139.00	* *	0-44431-43012-8	8" x 9.75" x 1.75"	3.0 lbs.
SED015D500	Flash Communication Server MX 1.5 Personal Edition Education Upgrade	$65.00	* *	0-44431-25411-3	8" x 9.75" x 1.75"	1.0 lbs.	10
Contact MM Sales at 617.219.2500	Upgrade from Spectra 1.0 to 1.5 for Win (Requires ColdFusion Enterprise for Win, purchased separately)
Contact MM Sales at 617.219.2500	Upgrade from Spectra 1.0 to 1.5 for Solaris (Requires ColdFusion Server Enterprise for Solaris, purchased separately)
	Product Upgrades with Subscriptions
CPD060D650	ColdFusion MX Server Pro Education Upgrade from ColdFusion 4.5/5 Pro w/2 Yr Sub	$769.00	* *	0-44431-43517-8	8" x 9.75" x 1.75"	3.0 lbs.

PROGRAMS AND PRICES SUBJECT TO CHANGE WITHOUT NOTICE

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST

CED060D650	ColdFusion MX Server Ent Education Upgrade from ColdFusion 4.5/5 Ent w/2 yr Sub	$2,969.00	* *	0-44431-43023-4	8" x 9.75" x 1.75"	3.0 lbs.
CED060D651	ColdFusion MX Server Ent Education Upgrade from ColdFusion 4.5/5 Pro w/2 yr Sub	$4,459.00	* *	0-44431-43026-5	8" x 9.75" x 1.75"	3.0 lbs.
	Miscellaneous
XMDRK202	Developer Resource Kit	$99.00	* *	0-44431-84005-7	5" x 5" x .25"	8oz.	100
XMDRK203	Developer Resource Kit Version 2	$99.00	* *	0-44431-38225-0	5" x 5" x .25"	8oz.	100

Notes:	All upgrades are from edition to edition unless otherwise stated
All platforms on one CD: Windows, Solaris, Linux, HP-UX, IBM IAX, SGI IRIX, Compaq Tru64 UNIX
SRP= Estimated Retail Price
Prices are subject to change; FOB origin
**	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

Dated: March 27, 2003

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: ADDITIONS AND DISCONTINUATIONS

ADD
Macromedia Flash Communication Server MX 1.5			North American English
EDUCATION
SKU	Description	SRP	Disti Price	UPC	Dimensions	Weight	Case Qty
SED015D400	Flash Communication Server MX 1.5 Personal Edition Education	$329.00	* *	0-44431-25408-3	8" x 9.75" x 1.75"	1.0 lbs.	10
SED015D500	Flash Communication Server MX 1.5 Personal Edition Eductaion Upgrade	$65.00	* *	0-44431-25411-3	8" x 9.75" x 1.75"	1.0 lbs.	10

SFD015D400	Flash Communication Server MX 1.5 Professional Edition Education	$2,970.00	* *	0-44431-25419-9	8" x 9.75" x 1.75"	1.0 lbs.	10
SFD015D450	Flash Communication Server MX 1.5 Professional Edition Education 90 Day Unlimited Capacity Pack	$4,950.00	* *	0-44431-25423-6	7" x 9" x .25"	8oz.	10
SFD015D640	Flash Communication Server MX 1.5 Professional Edition Education w/2 Yr Sub	$4,175.00	* *	0-44431-25427-4	8" x 9.75" x 1.75"	1.0 lbs.	10

DISCONTINUE
Discontinue as of 3/27/03
SKU	Description	SRP	Disti Price	UPC	Dimensions	Weight	Case Qty
SEW010D400	Flash Commication Server MX Personal Edition Education	$99.00	* *	0-44431-82501-6	8" x 9.75" x 1.75"	1.0 lbs.	10
SFW010D400	Flash Commication Server MX Professional Edition Education	$2,970.00	* *	0-44431-82516-0	8" x 9.75" x 1.75"	1.0 lbs.	10
SFW010D410	Flash Commication Server MX Pro Edition 10/500 capacity pack Education	$2,640.00	* *	0-44431-82512-2	7" x 9" x .25"	8oz.	10
SFW010D450	Flash Commication Server MX Pro Edition 50/2500 capacity pack Education	$11,880.00	* *	0-44431-82514-6	7" x 9" x .25"	8oz.	10

**

Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

DISCONTINUED
SKU	DESCRIPTION	EDUC SRP	ED DIST PRICE	UPC
Discontinue as of 3/27/03	FLASH COMMUNICATION SERVER MX
SEW010D400	Flash Commication Server MX Personal Edition Education	$99.00	* *	0-44431-82501-6
SFW010D400	Flash Commication Server MX Professional Edition Education	$2,970.00	* *	0-44431-82516-0
SFW010D410	Flash Commication Server MX Pro Edition 10/500 capacity pack Education	$2,640.00	* *	0-44431-82512-2
SFW010D450	Flash Commication Server MX Pro Edition 50/2500 capacity pack Education	$11,880.00	* *	0-44431-82514-6

DISCONTINUED—Archives
Discontinue as of 2/12/03	Training Product*
TRSBW050D40	SkillBuilding with Macromedia ColdFusion 5	$99.00	* *	0-44431-99497-2
Discontinue as of 2/12/03	WEB DESIGN SERIES
WEBDSR05	Web Design Basics, Spring 2001	$30.00	* *	0-44431-58000-7
PRBAME01	Project-Based Multimedia, Spring 2001	$20.00	* *	0-44431-58011-3
Discontinue as of 2/12/03	FREEHAND
FHW100D400	Freehand 10.0 Win Education	$99.00	* *	0-44431-47518-1
FHM100D400	Freehand 10.0 Mac Education	$99.00	* *	0-44431-45025-6
Discontinue as of 2/14/03	MACROMEDIA STUDIO MX
WSM060D400	Macromedia Studio MX Mac Education	$199.00	* *	0-44431-47704-8
WSW060D400	Macromedia Studio MX Win Education	$199.00	* *	0-44431-47857-1
Discontinue as of 12/17/02	DIRECTOR
WDM85D70	Director 8.5 Mac w/ Electronic Docs Education Full Product	$349.00	* *	0-44431-33114-2
WDW85D70	Director 8.5 Win w/ Electronic Docs Education Full Product	$349.00	* *	0-44431-33413-6
Discontinue as of 12/17/02	DSS (Director 8.5 Shockwave Studio w/Fireworks 4)
WDW85D40	Director 8.5 Shockwave Studio Win Education Full Product Includes Director 8(Win), Fireworks(Win), Sound Forge(Win), Peak LE(Mac), Behaviors, Server	$699.00	* *	0-44431-33404-4
WDM85D40	Director 8.5 Shockwave Studio Mac Education Full Product Includes Director 8(Mac), Fireworks(Mac), Sound Forge(Win), Peak LE(Mac), Behaviors, Server	$699.00	* *	0-44431-33105-0
WDW85D50	Director 8.5 Shockwave Studio Win Education Upgrade	$399.00	* *	0-44431-33409-9
WDW85D51	Director 8.5 Shockwave Studio Win Eduction Upgrade from 8	$199.00	* *	0-44431-33419-8
WDM85D50	Director 8.5 Shockwave Studio Mac Education Upgrade	$399.00	* *	0-44431-33110-4
WDM85D51	Director 8.5 Shockwave Studio Mac Education Upgrade from 8	$199.00	* *	0-44431-33119-7
Discontinue as of 12/17/02	DIRECTOR K-12
DRM85D70	Director 8.5 K-12 Education Edition Win Full Product	$99.00	* *	0-44431-21650-0
DRW85D70	Director 8.5 K-12 Education Edition Mac Full Product	$99.00	* *	0-44431-21662-3
Discontinue as of 10/31/02
WDM85D73	Director 8.5 Mac Student Edition	$199.00	* *	0-44431-33116-6
WDW85D73	Director 8.5 Win Student Edition	$199.00	* *	0-44431-33415-0
Discontinue as of 9/17/02	AUTHORWARE WIN ONLY
APW060D600	Authorware 6.0 Stand-alone Education E-DOC	$349.00	* *	0-44431-29810-0
Discontinue as of 9/17/02	ELEARNING SUITE (AW6.0/DWMX/FLMX) WIN ONLY
WAW066D400	eLearning Suite Education Full Product	$499.00	* *	0-44431-27318-3

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
SIW010D700	Sitespring Server Win Hardgoods (CD/Manual)	$10.00	* *	0-44431-29700-4
SID010D750	Sitespring Server 1.0 Doc Set	$10.00	* *	0-44431-29701-1
Discontinue as of 5/24/02	FIREWORKS 4.0
FWM40D40	Fireworks 4.0 Mac Education Full Product	$99.00	* *	0-44431-99059-2
FWW40D40	Fireworks 4.0 Win Education Full Product	$99.00	* *	0-44431-99073-8
Discontinue as of 5/31/02
CFW050D40P	ColdFusion Server 5.0 Professional for Win Education	$529.00	* *	0-44431-99704-1
CFL050D40P	ColdFusion Server 5.0 Professional for Linux Education	$529.00	* *	0-44431-99708-9
CFW050D40E	ColdFusion Server 5.0 Enterprise for Win Education	$3,299.00	* *	0-44431-99712-6
CFS050D40E	ColdFusion Server 5.0 Enterprise for Solaris Education	$3,299.00	* *	0-44431-99716-4
CFL050D40E	ColdFusion Server 5.0 Enterprise for Linux Education	$3,299.00	* *	0-44431-99720-1
CFH050D40E	ColdFusion Server 5.0 Enterprise for HP/UX Education	$3,299.00	* *	0-44431-99724-9
CFW050D40PS	ColdFusion Server 5.0 Professional for Win Education w/2 Year Subscription	$749.00	* *	0-44431-99728-7
CFL050D40PS	ColdFusion Server 5.0 Professional for Linux Education w/2 Year Subscription	$749.00	* *	0-44431-99732-4
CFW050D40ES	ColdFusion Server 5.0 Enterprise for Win Education w/2 Year Subscription	$4,599.00	* *	0-44431-99736-2
CFS050D40ES	ColdFusion Server 5.0 Enterprise for Solaris Education w/2 Year Subscription	$4,599.00	* *	0-44431-99740-9
CFL050D40ES	ColdFusion Server 5.0 Enterprise for Linux Education w/2 Year Subscription	$4,599.00	* *	0-44431-99744-7
CFH050D40ES	ColdFusion Server 5.0 Enterprise for HP/UX Education w/2 Year Subscription	$4,599.00	* *	0-44431-99748-5
CFW050D5PP	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Win Education Upgrade	$369.00	* *	0-44431-99752-2
CFL050D5PP	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Linux Education Upgrade	$369.00	* *	0-44431-99756-0
CFW050D5BE	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Win Education Upgrade	$2,899.00	* *	0-44431-99760-7
CFL050D5BE	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Linux Education Upgrade	$2,899.00	* *	0-44431-99764-5
CFW050D5PE	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Win Education Upgrade	$2,449.00	* *	0-44431-99768-3
CFL050D5PE	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Linux Education Upgrade	$2,449.00	* *	0-44431-99772-0
CFW050D5EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Win Education Upgrade	$1,649.00	* *	0-44431-99776-8
CFS050D5EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Solaris Education Upgrade	$1,649.00	* *	0-44431-99780-5
CFL050D5EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Linux Education Upgrade	$1,649.00	* *	0-44431-99784-3
CFH050D5EE	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for HP/UX Education Upgrade	$1,649.00	* *	0-44431-99788-1
CFW050D5PPS	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Win Education Upgrade w/2 Year Subscription	$589.00	* *	0-44431-99792-8
CFL050D5PPS	ColdFusion Server 4.0/4.5 Professional to 5.0 Professional for Linux Education Upgrade w/2 Year Subscription	$589.00	* *	0-44431-99796-6
CFW050D5BES	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Win Education Upgrade w/2 Year Subscription	$4,199.00	* *	0-44431-99800-0
CFL050D5BES	ColdFusion Server 4.0/4.5 Professional to 5.0 Enterprise for Linux Education Upgrade w/2 Year Subscription	$4,199.00	* *	0-44431-99804-8
CFW050D5PES	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Win Education Upgrade w/2 Year Subscription	$3,749.00	* *	0-44431-99808-6
CFL050D5PES	ColdFusion Server 5.0 Professional to 5.0 Enterprise for Linux Education Upgrade w/2 Year Subscription	$3,749.00	* *	0-44431-99812-3
CFW050D5EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Win Education Upgrade w/2 Year Subscription	$2,969.00	* *	0-44431-99816-1
CFS050D5EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Solaris Education Upgrade w/2 Year Subscription	$2,969.00	* *	0-44431-99820-8
CFL050D5EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for Linux Education Upgrade w/2 Year Subscription	$2,969.00	* *	0-44431-99824-6
CFH050D5EES	ColdFusion Server 4.0/4.5 Enterprise to 5.0 Enterprise for HP/UX Education Upgrade w/2 Year Subscription	$2,969.00	* *	0-44431-99828-4
CF50DOCEDU	ColdFusion Server 5.0 Documentation Set	$35.00	* *	0-44431-99859-8
Discontinue as of 6/04/02	DREAMWEAVER 4.0

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
DWM40D40	Dreamweaver 4.0 Mac Education Full Product	$99.00	* *	0-44431-73051-8
DWW40D41	Dreamweaver 4.0 Win Educational Full + HomeSite 5.0	$99.00	* *	0-44431-73070-9
Discontinue as of 6/04/02	DREAMWEAVER /FIREWORKS STUDIO
WBM40D40	Dreamweaver 4.0/Fireworks 4.0 Studio Mac Education	$149.00	* *	0-44431-75005-9
WBW40D41	Dreamweaver 4/Fireworks 4 Win Studio Education + HomeSite 5.0	$149.00	* *	0-44431-75018-9
Discontinue as of 6/04/02	DREAMWEAVER UltraDev
UDM40D40	Dreamweaver UltraDev 4.0 Mac Education Full Product	$149.00	* *	0-44431-31986-7
UDW40D41	Dreamweaver UltraDev 4.0 Win Educational + HomeSite 5.0	$149.00	* *	0-44431-32042-9
Discontinue as of 6/04/02	DREAMWEAVER ULTRADEV / FIREWORKS STUDIO
WUM40D40	UltraDev 4.0/Fireworks 4.0 Studio Mac Education	$199.00	* *	0-44431-50027-2
WUW40D41	UltraDev 4/Fireworks 4 Studio Win Educational + HomeSite 5.0	$199.00	* *	0-44431-50269-6
Discontinue as of 6/04/02	COLDFUSION /ULTRADEV STUDIO
WCW050D400	ColdFusion 5.0/UltraDev 4.0 Studio Educational Full	$149.00	* *	0-44431-04018-1
Discontinue as of 6/07/02	WEB DESIGN STUDIO (DW4/FW4/FL5/FH10)
WSM040D400	Web Design Studio Mac Education	$199.00	* *	0-44431-50909-1
WSW040D405	Web Design Studio Win Education + HomeSite 5.0	$199.00	* *	0-44431-50949-7
Discontinue as of 6/10/02	eLEARNING STUDIO (AW6/DW4/FL5) WIN ONLY
WAW060D405	eLearning 1.0 Studio Win Education + HomeSite 5.0	$499.00	* *	0-44431-29797-4
WAW060D760	Getting Started with eLearning manual	$10.00	* *	0-44431-29825-4
DISCONTINUE AS OF 5/30/02
SIW010D700	Sitespring Server Win Hardgoods (CD/Manual)	$10.00	* *	0-44431-29700-4
SID010D750	Sitespring Server 1.0 Doc Set	$10.00	* *	0-44431-29701-1
SIW010D405	Sitespring Server Win + 5-User Pack Education Full Product	$599.00	* *	0-44431-29717-2
SIW010D410	Sitespring Server Win + 10-User Pack Education Full Product	$1,195.00		0-44431-29719-6
SIW010D421	Sitespring Server Win 1-User Additional License	$119.00	* *	0-44431-29721-9
DISCONTINUE AS OF 5/13/02
EDJR-30STU-US	JRun Studio 3.0/3.1 Education (packaged)	$329.00	* *	6-42994-074-55-3
EDUPHSP-JRSTU	Upgrade from HomeSite 4.x to JRun Studio 3.0/3.1 Education (packaged)	$259.00	* *	6-42994-674-55-5
EDJR-30P01-US	JRun Server 3.0/3.1 Pro—1 CPU License Education (packaged)	$529.00	* *	6-42994-994-54-7
EDJR-30P02-US	JRun Server 3.0/3.1 Pro—2 CPU License Education (packaged)	$999.00		6-42994-034-55-7
EDJR-30P04-US	JRun Server 3.0/3.1 Pro—4 CPU License Education (packaged)	$1,999.00	* *	6-42994-064-55-4
EDJR-30A01-US	JRun Server 3.0/3.1 Adv—1 CPU License Education (packaged)	$1,299.00	* *	6-42994-624-54-3
EDJR-30A02-US	JRun Server 3.0/3.1 Adv—2 CPU License Education (packaged)	$2,449.00	* *	6-42994-654-54-0
EDJR-30E01-US	JRun Server 3.0/3.1 Ent—1 CPU License Education (packaged)	$3,299.00	* *	6-42994-714-54-1
EDJR-30E02-US	JRun Server 3.0/3.1 Ent—2 CPU License Education (packaged)	$6,099.00	* *	6-42994-924-54-4
EDPS2-30P01-US	JRun Server 3.0/3.1 Pro—1 CPU License Education w/2 Yr Sub	$729.00	* *	6-42994-234-55-1
EDPS2-30P02-US	JRun Server 3.0/3.1 Pro—2 CPU License Education w/2 Yr Sub	$1,379.00	* *	6-42994-254-55-9
EDPS2-30P04-US	JRun Server 3.0/3.1 Pro—4 CPU License Education w/2 Yr Sub	$2,769.00	* *	6-42994-274-55-7
EDPS2-30A01-US	JRun Server 3.0/3.1 Adv—1 CPU License Education w/2 Yr Sub	$1,849.00	* *	6-42994-134-55-4
EDPS2-30A02-US	JRun Server 3.0/3.1 Adv—2 CPU License Education w/2 Yr Sub	$3,399.00	* *	6-42994-144-55-3
EDPS2-30E01-US	JRun Server 3.0/3.1 Ent—1 CPU License Education w/2 Yr Sub	$4,599.00	* *	6-42994-174-55-0
EDPS2-30E04-US	JRun Server 3.0/3.1 Ent—2 CPU License Education w/2 Yr Sub	$8,499.00	* *	6-42994-214-55-3
EDUP-JRP30-A01	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Adv—1 CPU Education (packaged)	$799.00	* *	6-42994-774-55-2

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
EDUP-JRP30-A02	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Ad—2 CPU Education (packaged)	$1,449.00	* *	6-42994-784-55-1
EDUP-JRP30-E01	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Ent—1 CPU License Education (packaged)	$2,779.00	* *	6-42994-804-55-6
EDUP-JRP30-E02	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Ent—2 CPU License Education (packaged)	$5,099.00	* *	6-42994-814-55-5
EDUP-JRA30-E01	Upgrade from JRun Server 3.0/3.1 Adv to 3.0/3.1 Ent—1 CPU Education (packaged)	$1,999.00	* *	6-42994-684-55-4
EDUP-JRA30-E02	Upgrade from JRun Server 3.0/3.1 Adv to 3.0/3.1 Ent—2 CPU Education (packaged)	$3,649.00	* *	6-42994-694-55-3
EDPS2-JRP30-A01	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Adv—1 CPU Education (packaged) w/2 Yr Sub	$1,329.00	* *	6-42994-314-55-0
EDPS2-JRP30-A02	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Adv—2 CPU Education (packaged) w/2 Yr Sub	$2,429.00	* *	6-42994-324-55-9
EDPS2-JRP30-E01	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Ent—1 CPU License Education (packaged) w/2 Yr Sub	$4,099.00	* *	6-42994-344-55-7
EDPS2-JRP30-E02	Upgrade from JRun Server 3.0/3.1 Pro to 3.0/3.1 Ent—2 CPU License Education (packaged) w/2 Yr Sub	$7,499.00	* *	6-42994-354-55-6
EDPS2-JRA30-E01	Upgrade from JRun Server 3.0/3.1 Adv to JRun Server 3.0/3.1 Ent—1 CPU Education (packaged) w/2 Yr Sub	$3,299.00	* *	6-42994-284-55-6
EDPS2-JRA30-E02	Upgrade from JRun Server 3.0/3.1 Adv to JRun Server 3.0/3.1 Ent—2 CPU Education (packaged) w/2 Yr Sub	$6,099.00	* *	6-42994-294-55-5
EDJR-DOC-30	JRun 3.0/3.1 Documentation Set	$35.00	* *	6-42994-084-55-2
	Discontinue as of 03/19/02 (FCS)—Flash 5.0 Education
FLW50D40	Flash 5.0 Win Education Full Product	$99.00	* *	0-44431-26815-8
FLM50D40	Flash 5.0 Mac Education Full Product	$99.00	* *	0-44431-26705-2
FLW50D45	Flash 5.0 Win 10-pack Education Full Product	$749.00	* *	0-44431-26816-5
FLM50D45	Flash 5.0 Mac 10-packs Education Full Product	$749.00	* *	0-44431-26707-6
	Discontinue as of 03/04/02—Flash 5.0/FreeHand 10.0 Studio Education
WHM050D400	Flash 5.0/Freehand 10.0 Studio Education Mac	$149.00	* *	0-44431-60009-5
WHW050D400	Flash 5.0/Freehand 10.0 Studio Education Win	$149.00	* *	0-44431-61011-7
	Discontinue as of 02/04/02—Flash 5.0/Generator 2.0 Studio Education
WNW50D40	Flash 5.0 Win/Generator 2.0 Developer Edition Education	$749.00	* *	0-44431-26653-6
WNM50D40	Flash 5.0 Mac/Generator 2.0 Developer Edition Education	$749.00	* *	0-44431-26634-5
GDL20D40	Generator 2.0 Developer Edition / Linux Education	$699.00	* *	0-44431-29442-3
GDS20D40	Generator 2.0 Developer Edition / Solaris Education	$699.00	* *	0-44431-29445-4
GDW20D40	Generator 2.0 Developer Edition / Win Education	$699.00	* *	0-44431-29448-5
	SITESPRING 1.0
SIW010D425	Sitespring Win 5-User Add-On Full Education	$1,199.00	* *
SIW010D403	Sitespring Win Server + 3-User Full Education	$1,199.00	* *
SIW010D403S	Sitespring Win Server + 3-User Full Edu + 2 yr Subsc	$1,799.00	* *
SIW010D405S	Sitespring Win Server + 5-User Full Edu + 2 yr Subsc	$2,699.00	* *
SIW010D410S	Sitespring Win Server + 10-User Full Edu + 2 yr Subsc	$4,499.00	* *
SIW010D421S	Sitespring Win 1-User Add-On Full Edu + 2 yr Subsc	$449.00	* *
SIW010D425S	Sitespring Win 5-User Add-On Full Edu + 2 yr Subsc	$1,799.00	* *
	AUTHORWARE INSTRUCTOR KITS
TRAPW5IN	Authorware 5.0 Win Instructor Kit	$4,699.00	* *	0-44431-83125-3
TRAP5BFS	Authorware 5.0 Fundamentals Student Book	$79.00	* *	0-44431-83493-3
TRAP5BFI	Authorware 5.0 Fundamentals Instructor Guide	$149.00	* *	0-44431-83491-9
TRAP5BAS	Authorware 5.0 Advanced Student Book	$79.00	* *	0-44431-83498-8
TRAP5BAI	Authorware 5.0 Advanced Instructor Guide	$149.00	* *	0-44431-83496-4
	DIRECTOR SHOCKWAVE STUDIO INSTRUCTOR KITS

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
TRWDM85DFN	**Director 8.5 Instructor Kit Mac	$3,999.00	* *	0-44431-83774-3
TRWDW85DFN	**Director 8.5 Instructor Kit Win	$3,999.00	* *	0-44431-83778-1
TRWDD85DFN	*Director 8.5 Cross Platform Mac/Win	$6,999.00	* *	0-44431-83771-2
TRDR80AU	Director 8.5 Authorized Training book	$50.00	* *	0-44431-83757-6
TRWDD85DTM	Director 8.5 Training from the Source book	$45.00	* *	0-201-74164-4
	FLASH INSTRUCTOR KITS—Single Platform
TRFLM5AIN	*Flash 5.0 Mac Instructor Kit	$999.00	* *	0-44431-83591-6
TRFLW5AIN	*Flash 5.0 Win Instructor Kit	$999.00	* *	0-44431-83593-0
TRFL5ATM	Flash 5.0 Student Book	$40.00	* *	0-44431-83589-3
TRFL5AAM	Flash 5.0 Advanced Student Book	$40.00	* *	0-44431-83587-9
	FREEHAND INSTRUCTOR KIT—Single Platform
TRFHW10DIN	FreeHand 10.0 Mac Instructor Kit	US $999	* *	0-44431-82429-3
TRFHM10DIN	FreeHand 10.0 Win Instructor Kit	US $999	* *	0-44431-82433-0
TRFH100DTM	Macromedia FreeHand 10.0 Student Book	US $40	* *	0-44431-82425-5
	DREAMWEAVER INSTRUCTOR KITS—Single Platform
TRDWM40IN	*Dreamweaver 4.0 Mac Instructor Kit	$999.00	* *	0-44431-83469-8
TRDWW44IN	*Dreamweaver 4.0 Win Instructor Kit + HomeSite 5.0	$999.00	* *	0-44431-76508-4
TRDW40TM	Dreamweaver 4.0 Student Book	$40.00	* *	0-44431-83455-1
TRDW40AM	Dreamweaver 4.0 Advanced Student Book	$40.00	* *	0-44431-83461-2
	DREAMWEAVER / FIREWORKS
TRWB40TM	Dreamweaver 4.0 / Fireworks 4.0 Integration Student Book	$30.00	* *	0-44431-76512-1
	DREAMWEAVER ULTRADEV INSTRUCTOR KITS—Single Platform
TRUDM40IN	*Dreamweaver UltraDev 4.0 Mac Instructor Kit	$999.00	* *	0-44431-83530-5
TRUDW44IN	*Dreamweaver UltraDev 4.0 Win Instructor Kit + HomeSite 5.0	$999.00	* *	0-44431-83577-0
TRUD40TM	Dreamweaver UltraDev 4.0 Student Book	$40.00	* *	0-44431-83536-7
	FIREWORKS INSTRUCTOR KITS—Single Platform
TRFWM40IN	*Fireworks 4.0 Mac Instructor Kit	$999.00	* *	0-44431-83439-1
TRFWW40IN	*Fireworks 4.0 Win Instructor Kit	$999.00	* *	0-44431-83436-0
TRFW40TM	Fireworks 4.0 Student Book	$40.00	* *	0-44431-83434-6
	GENERATOR INSTRUCTOR KITS—Single Platform
TRFGW2CIN	Generator 2 Windows Instructor Kit	$1,699.00	* *	0-44431-83597-8
TRFG2CTM	Generator 2 Fundamentals Student Book	$40.00	* *	0-44431-83595-4
	COLDFUSION SKILLBUILDING
EDTRNCFSKLBCD	SkillBuilding ColdFusion Interactive Training—CDROM	$199.00	* *	0-44431-99855-0
	AUTHORWARE 4.0—MAC ONLY
APM40D40	Authorware 4.0 Mac Full Product	$499.00	* *	0-44431-24204-2
APM40D70	Auth 4.0 Mac w/ Electronic Docs Full Product	$299.00	* *	0-44431-24216-5
	AUTHORWARE 5.2 WIN ONLY

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
WAW52D42	Authorware 5.2 Web Learning Studio Win	$799.00	* *	0-44431-24710-8
WAW52D52	Authorware 5.2 Web Learning Studio EDU Upgrade from AW3.x or 4.x Win	$499.00	* *	0-44431-24712-2
APW52D70	Authorware 5.2 Win w/ Electronic Docs Full Product	$349.00	* *	0-44431-24608-8

	eLEARNING STUDIO WIN ONLY
WAW060D400	eLearning 1.0 Studio Education Full Product	$499.00	* *	0-44431-29823-0

	COLDFUSION 4.5/ULTRADEV 4 STUDIO
WCW045D400	ColdFusion 4.5 UltraDev 4 Studio	$149.00	* *	0-44431-99413-2

	DIRECTOR 8.5 10 Packs
WDW85D45	Director 8.5 Shockwave Studio Win 10-pack Full Product	$3,499.00	* *	0-44431-33406-8
WDM85D45	Director 8.5 Shockwave Studio Mac 10-pack Full Product	$3,499.00	* *	0-44431-33108-1
WDW85D55	Director 8.5 Shockwave Studio Win 10-pack Upgrade	$1,999.00	* *	0-44431-33411-2
WDM85D55	Director 8.5 Shockwave Studio Mac 10-pack Upgrade	$1,999.00	* *	0-44431-33112-8

	DIRECTOR 8.0
DRM80D40	Director 8.0 Mac w/ Electronic Docs Full Product	$349.00	* *	0-44431-21797-2
DRW80D40	Director 8.0 Win w/ Electronic Docs Full Product	$349.00	* *	0-44431-21799-6

	DSS (Director 8.0 Shockwave Studio)
SKU	Description	SRP	Disti Price	UPC
WDD80D90	D8SS (FW4) MP Doc Set	$50.00	* *
WDM80D40	D8SS (FW4) Mac Educational	$699.00	* *	0-44431-21825-2
WDM80D45	D8SS (FW4) Mac Education 10-Pack	$3,499.00	* *	0-44431-21826-9
WDM80D50	D8SS (FW4) Mac Education Upgrade	$399.00	* *	0-44431-21828-3
WDM80D55	D8SS (FW4) Mac EDU 10-Pack Upgrade	$1,999.00	* *	0-44431-21829-0
WDM80D80	D8SS (FW4) (FW4) Mac CDs	$20.00	* *	N/A
WDW80D40	D8SS (FW4) Win Educational	$699.00	* *	0-44431-21915-0
WDW80D45	D8SS (FW4) Win Education 10-Pack	$3,499.00	* *	0-44431-21916-7
WDW80D50	D8SS (FW4) Win Education Upgrade	$399.00	* *	0-44431-21918-1
WDW80D55	D8SS (FW4) Win EDU 10-Pack Upgrade	$1,999.00	* *	0-44431-21919-8
WDW80D80	D8SS (FW4) (FW4) Windows CDs	$20.00	* *	N/A
WDW80D42	Director 8.0 Shockwave Studio Win Full Product Includes Director 8(Win), Fireworks(Win), Sound Forge(Win), Peak LE(Mac), Behaviors, Server	$699.00	* *	0-44431-22116-0
WDM80D42	Director 8.0 Shockwave Studio Mac Full Product Includes Director 8(Mac), Fireworks(Mac), Sound Forge(Win), Peak LE(Mac), Behaviors, Server	$699.00	* *	0-44431-22026-2
WDW80D52	Director 8.0 Shockwave Studio Win Upgrade	$399.00	* *	0-44431-22120-7
WDM80D52	Director 8.0 Shockwave Studio Mac Upgrade	$399.00	* *	0-44431-22030-9
WDW80D47	Director 8.0 Shockwave Studio Win 10-pack Full Product	$3,499.00	* *	0-44431-22118-4
WDM80D47	Director 8.0 Shockwave Studio Mac 10-pack Full Product	$3,499.00	* *	0-44431-22028-6

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
WDW80D57	Director 8.0 Shockwave Studio Win 10-pack Upgrade	$1,999.00	* *	0-44431-22122-1
WDM80D57	Director 8.0 Shockwave Studio Mac 10-pack Upgrade	$1,999.00	* *	0-44431-22032-3

	DIRECTOR 8 SHOCKWAVE STUDIO INSTRUCTOR KITS
TRWDM8IN	**Director 8.0 Instructor Kit Mac	$3,999.00	* *	0-44431-83501-5
TRWDW8IN	**Director 8.0 Instructor Kit Win	$3,999.00	* *	0-44431-83512-1
TRWDD8IN	*Director 8.0 Cross Platform Mac/Win	$6,999.00	* *	0-44431-83523-7

	DIRECTOR 8 K-12
DRW80D70	Director 8.0 K-12 Education Edition Win Full Product	$99.00	* *	0-44431-21611-1
DRM80D70	Director 8.0 K-12 Education Edition Mac Full Product	$99.00	* *	0-44431-21602-9
DRW80D75	Director 8.0 K-12 Education Edition Win 10-pack Full Product	$749.00	* *	0-44431-21613-5
DRM80D75	Director 8.0 K-12 Education Edition Mac 10-pack Full Product	$749.00	* *	0-44431-21604-3

	DREAMWEAVER 4.0*
DWW40D40	Dreamweaver 4.0 Win Full Product	$99.00	* *	0-44431-73064-8
TRDWW40IN	*Dreamweaver 4 Win Instructor Kit	$999.00	* *	0-44431-83464-3

	DREAMWEAVER 4.0/FIREWORKS 4.0 STUDIO*
WBW40D40	DW4/FW4 Studio Windows Product	$149.00	* *	0-44431-75015-8

	DREAMWEAVER UltraDev 4.0
UDW40D40	UltraDev 4.0 Win Full Product	$149.00	* *	0-44431-32027-6
TRUDW40IN	*Dreamweaver UltraDev 4.0 Win Instructor Kit	$999.00	* *	0-44431-83525-1

	DREAMWEAVER UltraDev 4.0 / FIREWORKS 4.0 STUDIO
WUW40D40	UD4/FW4 Studio Windows Product	$199.00	* *	0-44431-50278-8

	KAWA
EDKW-PRO50-NT-E	Kawa 5.0 Professional Education (packaged)	$89.00	* *	6-42994-124-55-5
EDKW-ENT50-NT-E	Kawa 5.0 Enterprise Education (packaged)	$449.00	* *	6-42994-114-55-6
EDUP-KWP3XP50-E	Upgrade from Kawa 3.x Professional to 5.0 Professional Education (packaged)	$49.00	* *	6-42994-934-55-0
EDUP-KWP40P50-E	Upgrade from Kawa 4.0 Professional to 5.0 Professional Education (packaged)	$39.00	* *	6-42994-954-55-8
EDUP-KWP3XE50-E	Upgrade from Kawa 3.x Professional to 5.0 Enterprise Education (packaged)	$429.00	* *	6-42994-924-55-1
EDUP-KWP40E50-E	Upgrade from Kawa 4.0 Professional to 5.0 Enterprise Education (packaged)	$429.00	* *	6-42994-944-55-9
EDUP-KWP50E50-E	Upgrade from Kawa 5.0 Professional to 5.0 Enterprise Education (packaged)	$379.00	* *	6-42994-964-55-7
ED-STU-KW-PK	Education Student Pack—Kawa 5.0 Professional *Kawa Student Pack (must verify student status; pricing is on a per-license basis)	$25.00	* *

	WEB DESIGN STUDIO*

MACROMEDIA EDUCATION DISTRIBUTION PRICE LIST: DISCONTINUED PRODUCTS

SKU	DESCRIPTION	EDUC	ED DIST	UPC
WSM40D40	Web Design Studio Mac	$249.00	* *	0-44431-38023-2
WSW40D40	Web Design Studio Win	$249.00	* *	0-44431-38042-3
WSW040D400	Web Design Studio Win	$249.00	* *	0-44431-50958-9

	FREEHAND 9
FHW90D40	Freehand 9 Win Full Product	$99.00	* *	0-44431-28008-2
FHM90D40	Freehand 9 Mac Full Product	$99.00	* *	0-44431-27509-5
FHW90D45	Freehand 9 Win 10-pack Full Product	$749.00	* *	0-44431-28009-9
FHM90D45	Freehand 9 Mac 10-pack Full Product	$749.00	* *	0-44431-27510-1
FHW90D55	Freehand 9 Win 10-pack Upgrade	$449.00	* *	0-44431-28012-9
FHM90D55	Freehand 9 Mac 10-pack Upgrade	$449.00	* *	0-44431-27513-2

	FREEHAND 9 INSTRUCTOR KIT—Single Platform
TRFHM9IN	FreeHand 9.0 Mac Instructor Kit	$999.00	* *	0-44431-83040-9
TRFHW9IN	FreeHand 9.0 Win Instructor Kit	$999.00	* *	0-44431-83447-6
	FLASH 5.0/FREEHAND 9.0 STUDIO*
WHM50D40	Flash 5.0/Freehand 9.0 Studio Mac	$149.00	* *	0-44431-99265-7
WHW50D40	Flash 5.0/Freehand 9.0 Studio Windows	$149.00	* *	0-44431-99322-7

	Flash
TRFLM5IN	*Flash 5.0 Instructor Kit Mac	$999.00	* *	0-44431-83146-8
TRFLW5IN	*Flash 5.0 Instructor Kit Win	$999.00	* *	0-44431-83149-9

	Generator 2
TRFGW2IN	Generator 2 Windows Instructor Kit	$1,699.00	* *	0-44431-83182-6
TRFGW2BIN	Generator 2 Windows Instructor Kit	$1,699.00	* *	0-44431-83184-0
TRFG2BTM	Generator 2 Fundamentals Student Book	$399.00	* *	0-44431-83181-9

**	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit C

Macromedia Marketing Development Funds Program

The Marketing Development Funds (“MDF”) Program is designed to assist Distributors to promote Macromedia products in the Territory. Funds are accrued at Macromedia as a percentage of Distributor’s purchases at the rate of one and one-half per cent (1.5%) of each invoice and are deemed “earned” as of the date of the invoice. Funds always remain the property of Macromedia and are provided to Distributor, as a credit to its account with Macromedia, as follows:

Distributor must first contact Macromedia for prior approval of contemplated marketing expenditures. After approval and expenditure, Distributor shall request reimbursement by invoice to Macromedia, providing proof of performance and requesting a credit to its account. Once Macromedia has verified Distributor’s request, it will debit Distributor’s MDF account and confirm a credit to Distributor’s account, in the form of a credit memo. Distributor may deduct the amount of its credit from its payments due Macromedia, only after receipt of the credit memo.

MDF claims for credit, along with an invoice and supporting documentation of performance, must be received by Distributor’s Macromedia Sales Representative, by mail, within three (3) months of Distributor’s approved expenditure, in order to be considered. Funds are available for six months after they are earned. After six months, unclaimed funds will expire, revert to Macromedia and cannot be re-instated. Requests for reimbursement are always charged against the oldest outstanding accrual. Funds that are not timely claimed after termination of the Distribution Agreement will revert to Macromedia and will not be paid out in cash or credit.

Macromedia may provide periodic reports of the status of Distributor’s account. However, management of marketing expenditures, tracking of Distributor’s MDF account and timely requests for reimbursement of expenditures are the sole responsibility of Distributor.

Domestic Distribution Agreement

Ingram Micro (11/25/98)

Exhibit D

Ingram Micro Inc. Vendor Routing Guide

(See attached)

Domestic Distribution Agreement

Ingram Micro (11/25/98)

Exhibit E

Point of Sale Report License Agreement

(See attached)

Domestic Distribution Agreement

Ingram Micro (11/25/98)

[GRAPHIC APPEARS HERE]

POINT OF SALE REPORT

LICENSE AGREEMENT

This Agreement (the “Agreement”) is made this 4th day of January, 1999 by and between Ingram Micro Inc., a Delaware corporation with its principal place of business at 1600 East St. Andrew Place, Santa Ana, California 92705 (“Ingram”), and Macromedia, Inc., a Delaware corporation, with its principal place of business at 600 Townsend St., San Francisco, California 94103 (“Licensee”).

WHEREAS Ingram is engaged in the research, collection, compilation and distribution of information relating to its sales and it is willing to license such information to Licensee for its internal use. Licensee wishes to receive such information and to use it in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises set out herein, the parties hereby agree as follows:

1. Information defined. Ingram shall provide Licensee information relating to its sales and such information includes, but is not limited to the Point of Sale Report hereinafter referred to as “Proprietary Information”.

2. License to Use. Ingram hereby grants Licensee a nonassignable license to use the Proprietary Information for internal purposes only. Licensee agrees not to contact any customer or dealer listed in the Proprietary Information for the purpose of soliciting a direct sales relationship between Licensee and such customer or dealer. Notwithstanding the foregoing, Licensee shall not be prohibited from contacting or soliciting those customers or dealers (a) with whom Licensee already has a direct relationship, (b) who contact Licensee of their own accord, and (c) who are developed as prospective customers or dealers independent of the Proprietary Information.”

3. License Fees. * *

4. Term. The term of this Agreement, unless terminated in accordance with paragraph 9, shall be concurrent with the term of that mutual Distribution Agreement between Ingram Micro Inc. and Licensee dated January 4, 1999, incorporated by reference as if fully set forth herein.

5. Copyright. Licensee acknowledges that all Proprietary Information and all written descriptions, extractions, or summaries thereof, whether made by Licensee or Ingram, shall be the property of Ingram and that the granting of a license to use the Proprietary Information hereunder shall in no way constitute or be construed as a grant of any proprietary interests or copyrights in the Proprietary Information. Licensee agrees that it will not copy, scan, duplicate or reproduce any of the Proprietary Information in any manner whatsoever, except that Licensee

**	Confidential treatment has been requested for cetain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

shall be permitted to create additional copies of the Proprietary Information for its internal use only.

6. Non-Disclosure. Licensee agrees to hold in confidence and not to directly or indirectly use, reveal, report, publish, disclose or transfer to any other person or entity any of the Proprietary Information or utilize any of the Proprietary Information for any purpose at any time except as permitted under Section 2. Licensee shall have the right to disclose the Proprietary Information to key employees of Licensee to the extent necessary to perform tasks directly related to the permitted uses; provided, however that the Licensee shall take steps to ensure that such employees conduct themselves so as to preserve confidentiality of the Proprietary Information. Licensee and Ingram mutually agree that Ingram’s public disclosure of the Proprietary Information, except pursuant to a confidential disclosure agreement, to any party will release Licensee from the obligation of confidentiality with respect to that portion of the Proprietary Information actually disclosed by Ingram.

7. Remedy in Event of Unauthorized Disclosure. Because of the unique and proprietary nature of the Proprietary Information, it is understood and agreed that Ingram’s remedies at law for a breach by Licensee of its obligations under this Agreement will be inadequate and that Ingram shall, in the event of such breach by Licensee, be entitled to equitable relief (including, without limitation, injunctive relief and specific performance) without any requirement to post a bond as a condition for such relief, in addition to all other remedies under this Agreement or available at law. In addition, Licensee agrees to and shall indemnify Ingram from and compensate Ingram for any and all damage or injury, including legal fees and costs incurred by Ingram because of Licensee’s misuse of any Proprietary Information or costs incurred by Ingram in enforcing its rights hereunder. This provision shall survive the expiration or earlier termination of this Agreement for a period of one (1) year.

8. Disclaimer of Liability. Ingram makes no warranty, either express or implied, as to the completeness and accuracy of the Proprietary Information. All Proprietary Information is provided to Licensee “as is”. INGRAM DISCLAIMS ALL WARRANTIES RELATING TO THE PROPRIETARY INFORMATION. INGRAM DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. Licensee’s sole remedy in the event that Proprietary Information contains a material error (which Ingram cannot correct within thirty (30) days after Licensee notifies Ingram in writing) shall be to return the Proprietary Information to Ingram for a refund of a prorate portion of the license fee as applicable.

9. Termination. Upon termination of this Agreement by either party for any reason which shall be effective upon thirty (30) days written notice, Licensee shall return all Proprietary Information, irrespective of format, to Ingram within thirty (30) days of the effective date of termination or if Ingram so requests, to certify to Ingram that all Proprietary Information and copies have been destroyed. For purposes of enforcing this provision, Licensee’s return obligation shall survive the termination of this Agreement.

10. Additional Provisions. This Agreement shall be governed by the laws of the State of California. This Agreement contains the full and complete understanding of the parties with respect to the subject matter hereof and supersedes all prior representations or understandings, whether oral or written. In the event that any provision is found invalid or unenforceable pursuant to statutory or judicial decree, such provision shall be construed only to the maximum extent permitted by law, and the remainder of the Agreement shall be valid and enforceable in accordance with its terms. Notwithstanding the termination or expiration of any other agreement between the parties, the obligations created hereunder shall continue indefinitely.

INGRAM MICRO INC.		MACROMEDIA, INC.

By:	/s/ Michael Terrell	By:	/s/ Brian J. Allum
Name:	Michael Terrell	Name:	Brian J. Allum
Title:	Vice President, Purchasing	Title:	SVP, Worldwide Field Operations
Date:	December 29, 1998	Date:	January 4, 1999